Exhibit 10.4

EXCHANGE AGREEMENT

dated June 9, 2009

between

CITIGROUP INC.

and

FEDERAL DEPOSIT INSURANCE CORPORATION

i

4.7	Executive Compensation	31
4.8	Bank Holding Company Status	35
4.9	Restriction on Dividends and Repurchases	35
4.10	Compliance with Employ American Workers Act	37
4.11	Compliance with Guidelines of the Home Affordable Modification Program	37
4.12	Consent to Exchange Offers and Subsidiary Exchange	37
4.13	Suspension of Dividends	38

Article V

Miscellaneous
5.1	Termination	38
5.2	Survival of Representations and Warranties	38
5.3	Amendment	38
5.4	Waiver of Conditions	38
5.5	Governing Law: Submission to Jurisdiction, Etc.	39
5.6	Notices	39
5.7	Definitions	40
5.8	Assignment	41
5.9	Entire Agreement, Etc.	41
5.10	Counterparts and Facsimile	41
5.11	Severability	41
5.12	No Third Party Beneficiaries	42
5.13	Time of Essence	42
5.14	Specific Performance	42
5.15	Limitation of Liability	42

LIST OF ANNEXES

ANNEX A: [RESERVED]

ANNEX B: FORM OF OPINION

ANNEX C: [RESERVED]

ANNEX D: [RESERVED]

ANNEX E: TAX BENEFITS PRESERVATION PLAN

LIST OF SCHEDULES

SCHEDULE A: TRUPS TERMS

SCHEDULE B: CAPITALIZATION

SCHEDULE C: REQUIRED CONSENTS, FILINGS AND APPROVALS

SCHEDULE D: MATERIAL ADVERSE CHANGES

SCHEDULE E: PREFERRED STOCKHOLDER PROPOSALS

INDEX OF DEFINED TERMS

Term	Location of Definition
Affiliate	5.7(b)
Agreement	Preamble
Bank Holding Company	4.8
Board of Directors	2.2(d)(ii)
Bonus Compensation	4.7(c)(i)
Bonus Pool Cap	4.7(c)(i)
Business Combination	5.8
business day	1.3(b)
Capitalization Date	2.2(b)
Code	Recitals
Common Stock	Recitals
Company	Preamble
Company 10-K	2.2(l)(i)
Company Material Adverse Effect	2.1(a)
control, controlled by, under common control with	5.7(b)
Covered Employee	4.7(c)(ii)
CPP Preferred Stock	Recitals
Declaration	2.2(c)(i)
EAWA	4.10
Exchange Act	2.1(b)
Expense Policy	4.7(f)
FDIC Guarantee Preferred Shares	Recitals
FDIC TruPs Exchange	Recitals
Federal Reserve	4.8
GAAP	2.1(a)
Government Act	5.15(b)
Governmental Order	5.7(c)
Guarantee	2.2(c)(iv)
Guarantee Preferred Stock	Recitals
Holder	4.6(k)(i)
Holders’ Counsel	4.6(k)(ii)
Indemnitee	4.6(g)(i)
Indenture	2.2(c)(v)
Information	3.5(b)
Investor	Preamble
Junior Stock	4.9(c)
Last Fiscal Year	2.1(b)
Master Agreement	Recitals
OCC	2.2(o)(iii)
Parity Stock	4.9(c)
Pending Underwritten Offering	4.6(l)
Permitted Repurchases	4.9(a)(ii)

Term	Location of Definition
Piggyback Registration	4.6(a)(iv)
Preferred Stockholder Proposals	3.2(b)
Previously Disclosed	2.1(b)
Prior Year Bonus Compensation	4.7(c)(i)
Public Investor Exchanges Outside Time	3.11
Reduction Amount	4.7(c)(ii)
Register, registered, registration	4.6(k)(iii)
Registrable Guarantee	4.5(a)(ii)
Registrable Securities	4.6(k)(iv)
Registrable Subordinated Debentures	4.5(a)(ii)
Registrable TruPs Exchange Securities	4.5(a)(i)
Registration Expenses	4.6(k)(v)
Rule 144, Rule 144A, Rule 159A, Rule 405, Rule 415	4.6(k)(vi)
SEC	2.1(b)
Section 4.7 Employee	4.7(d)
Securities Act	2.2(a)
Selling Expenses	4.6(k)(vii)
Senior Executive Officers	4.7(a)
Senior Leadership Members	4.7(b)
Share Dilution Amount	4.9(a)(ii)
Shelf Registration Statement	4.6(a)(ii)
Significant Subsidiary	2.2(a)
Signing Date	2.1(a)
Subordinated Debentures	1.1(a)(i)
Subsequent Government Act	5.15(b)
subsidiary	5.7(a)
TARP	Recitals
Tax Benefits Preservation Plan	3.7
TIP Preferred Shares	Recitals
Transaction Documents	2.2(d)(i)
Transaction Outline	4.6(n)
Transfer	4.4
Treasury	Recitals
Treasury Exchange Agreement	1.3(a)
Treasury TruPs Exchange Preferred Shares	Recitals
TruPs Exchange Offer Closing Date	1.2(a)
TruPs Exchange Securities	Recitals
Trust Indenture Act	2.2(c)(iii)
U.S. Lobbying Policy	4.7(e)

v

EXCHANGE AGREEMENT, dated June 9, 2009 (this “Agreement”), between Citigroup Inc., a Delaware corporation (the “Company”) and the Federal Deposit Insurance Corporation (the “Investor”).

Recitals:

WHEREAS, on October 28, 2008, the Company issued to United States Department of the Treasury (“Treasury”) 25,000 shares of its preferred stock designated as “Fixed Rate Cumulative Perpetual Preferred Stock, Series H”, having a liquidation amount of $1,000,000 per share (the “CPP Preferred Stock”), and a warrant to purchase 210,084,034 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), under the Troubled Asset Relief Program (“TARP”) Capital Purchase Program;

WHEREAS, on December 31, 2008, the Company issued to Treasury 20,000 shares (the “TIP Preferred Shares”) of its preferred stock designated as “Fixed Rate Cumulative Perpetual Preferred Stock, Series I”, having a liquidation amount of $1,000,000 per share, and a warrant to purchase 188,501,414 shares of Common Stock under the TARP Targeted Investment Program;

WHEREAS, on January 15, 2009, the Company and certain of its Affiliates entered into a master agreement, as amended from time to time, (the “Master Agreement”) with Treasury, Investor, and the Federal Reserve Bank of New York, and as consideration for the loss protection provided by Treasury and the Investor to the Company and certain of its Affiliates under the Master Agreement, the Company issued to Treasury 4,034 shares of its preferred stock designated as “Fixed Rate Cumulative Perpetual Preferred Stock Series G”, having a liquidation amount of $1,000,000 per share (the “Guarantee Preferred Stock”), and a warrant to purchase 66,531,728 shares of Common Stock, and issued to the FDIC 3,025 shares of the Guarantee Preferred Stock (the “FDIC Guarantee Preferred Shares”);

WHEREAS, contemporaneously herewith, the Company and Treasury are entering into the Treasury Exchange Agreement pursuant to which Treasury will (i) at the Private Exchange Offer Closing, exchange certain of the shares of CPP Preferred Stock held by it for Common Stock or other securities of the Company, and (ii) at the Public Exchange Offer Closing, exchange the CPP Preferred Stock not exchanged pursuant to the foregoing (i), and the TIP Preferred Shares and the shares of Guarantee Preferred Stock held by it (collectively, the “Treasury TruPs Exchange Preferred Shares”) for a number of preferred shares having the terms set forth in Schedule A (the “TruPs Exchange Securities”);

WHEREAS, the Company and FDIC desire to enter into an transaction that replicates the transactions occurring under the Treasury Exchange Agreement as it relates to the Treasury TruPs Exchange Preferred Shares consisting of Guarantee Preferred Stock;

WHEREAS, in furtherance of the foregoing, at the closing of the transaction contemplated hereby (the “TruPs Exchange Offer Closing”), which shall occur contemporaneously with the Public Exchange Offer Closing under the Treasury Exchange Agreement, the Company desires to cause the TruPs Issuer to issue and sell the number of TruPs Exchange Securities calculated in accordance with Section 1.1(a) to the Investor in exchange for the surrender of the FDIC Guarantee Preferred Shares, on the terms and subject to the conditions set forth herein (the “FDIC TruPs Exchange”);

WHEREAS, the Investor desires to consummate the FDIC TruPs Exchange in order to protect its interests as an equityholder in the Company and to ensure and promote financial market stability;

WHEREAS, the parties intend for the transactions contemplated by this Agreement and the Treasury Exchange Agreement to qualify as a “reorganization” described in Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Company acknowledges that a mutual and voluntary exchange of consideration supports this Agreement and, accordingly, that the Agreement shall not be construed to be unenforceable in any respect.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

Article I

FDIC TruPs Exchange; Closing

1.1 FDIC TruPs Exchange.

On the terms and subject to the conditions set forth in this Agreement, at the TruPs Exchange Offer Closing, the Investor shall deliver to the Company and surrender the FDIC Guarantee Preferred Shares, and in exchange therefor, the Company agrees to:

(a) (i) deliver to the TruPs Issuer subordinated debentures (the “Subordinated Debentures”) in an amount sufficient, taking into account all other obligations of the TruPs Issuer to issue TruPs Exchange Securities, to issue, sell and deliver to the Investor the amount of TruPs Exchange Securities described in (ii) below and (ii) cause the TruPs Issuer to issue, sell and deliver to the Investor a number of TruPs Exchange Securities, each having a liquidation amount of $1,000, which collectively have an aggregate liquidation amount equal to the aggregate Liquidation Amount of the FDIC Guarantee Preferred Shares; and

(b) pay or deliver to the Investor an amount equal to all accrued and unpaid dividends on the FDIC Guarantee Preferred Shares to, but excluding, the TruPs Exchange Offer Closing Date in cash to an account designated by the Investor.

1.2 TruPs Exchange Offer Closing.

(a) The TruPs Exchange Offer Closing will (i) take place at the offices of Davis Polk & Wardwell, New York, New York 10017, and (ii) be contingent upon, and occur simultaneously with, the closing of the Public Exchange Offer Closing under the Treasury Exchange Agreement. The time and date on which the TruPs Exchange Offer Closing occurs is referred to in this Agreement as the “TruPs Exchange Offer Closing Date”.

(b) Subject to the fulfillment or waiver of the conditions to the TruPs Exchange Offer Closing in this Section 1.2, at the TruPs Exchange Offer Closing:

(i) (A) the Company will cause the TruPs Issuer to deliver to the Investor a certificate in proper form, registered in the name of Investor or its designee(s), evidencing the amount of TruPs Exchange Securities calculated in accordance with Section 1.1(a);

(ii) the Company will pay to the Investor the amounts referred to in Section 1.1(b); and

(iii) the Investor will deliver to the Company certificates in proper form evidencing the FDIC Guarantee Preferred Shares.

(c) The respective obligations of each of the Investor and the Company to consummate the FDIC TruPs Exchange are subject to the fulfillment (or, to the extent legally permissible, waiver by the Investor and the Company, as applicable) prior to the TruPs Exchange Offer Closing of the following conditions:

(i) no law or Governmental Order shall have been enacted, entered, promulgated or enforced by any Governmental Entity that prohibits or makes illegal the consummation of the transactions contemplated by this Agreement or that prohibits or restricts the Investor from owning or voting the TruPs Exchange Securities in accordance with the terms thereof, including any law or Governmental Order which seeks to revoke, amend or otherwise modify the terms of the FDIC TruPs Exchange; provided, however, that each of the parties shall use reasonable best efforts to prevent the application of any law or the entry of any such Governmental Order and to cause any such law or Governmental Order to be vacated or otherwise rendered of no effect; provided further, that the Investor shall not be required to initiate, prosecute or contest any lawsuit, action, suit or proceeding; and

(ii) all material approvals, authorizations, consents, notices, applications, filings, registrations or qualifications of any Governmental Entities required for the consummation of the FDIC TruPs Exchange and the other transactions contemplated hereby, including any material approvals required to enable the Investor to own or vote the TruPs Exchange Securities in accordance with the terms thereof, shall have been obtained in form and substance reasonably satisfactory to the Company and the Investor and shall be in full force and effect.

(d) The obligation of the Investor to consummate the FDIC TruPs Exchange is also subject to the fulfillment (or waiver by the Investor) at or prior to the TruPs Exchange Offer Closing of each of the following conditions:

(i) (A) the representations and warranties of the Company set forth in (x) Sections 2.2(a), (d), (e), (f) and 2.3 of this Agreement shall be true and correct in all respects as though made on and as of the TruPs Exchange Offer Closing Date, (y) Sections 2.2(b) and (c) and 2.2(g) through (k) of this Agreement shall be true and correct in all material respects as though made on and as of the TruPs Exchange Offer Closing

Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct in all material respects as of such other date), and (z) Sections 2.2(l) through (o) of this Agreement (disregarding all qualifications or limitations set forth in such representations and warranties as to “materiality”, “Company Material Adverse Effect” and words of similar import) shall be true and correct as though made on and as of the TruPs Exchange Offer Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such other date), except to the extent that the failure of such representations and warranties referred to in this Section 1.2(d)(i)(A)(z) to be so true and correct, individually or in the aggregate, does not have and would not reasonably be likely to have a Company Material Adverse Effect and (B) the Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the TruPs Exchange Offer Closing; provided that the Company shall have performed in all respects all obligations required to be performed by it under Section 3.11;

(ii) the Investor shall have received a certificate signed on behalf of the Company by a senior executive officer certifying to the effect that the conditions set forth in Section 1.2(d)(i) have been satisfied;

(iii) the Company shall have entered into such arrangements with respect to the establishment of the TruPs Exchange Securities as are reasonably satisfactory to the Investor;

(iv) the Company shall have delivered to the Investor a written opinion from outside counsel to the Company, addressed to the Investor and dated as of the TruPs Exchange Offer Closing Date, in substantially the form attached hereto as Annex B; and

(v) the TruPs Issuer shall have delivered certificates in proper form evidencing the TruPs Exchange Securities to the Investor or its designee(s).

(e) In the event that the Public Exchange Offer Closing has not occurred under the Treasury Exchange Agreement at or prior to the Public Investor Exchanges Outside Time due to the failure of any of the conditions in Section 1.4(d) of the Treasury Exchange Agreement to be satisfied or, if earlier, such date on which the Company shall have announced its intention not to commence, or its decision to terminate, the Public Investor Exchanges without the purchase by the Company of any securities thereunder, then, at any time, at the request of the Investor and subject to Section 1.2(c), the Investor and the Company shall consummate the FDIC TruPs Exchange in accordance with Section 1.2(b) within five business days of such request. The time and date on which the FDIC TruPs Exchange occurs in accordance with this Section 1.2(e) shall be deemed to be the TruPs Exchange Offer Closing Date.

1.3 Defined Terms; Interpretation.

(a) Capitalized terms used but not separately defined herein shall have the meaning ascribed to such terms in the Exchange Agreement, dated the date hereof, between Treasury and the Company (the “Treasury Exchange Agreement”), which defined terms and meanings are hereby incorporated by reference.

(b) When a reference is made in this Agreement to “Recitals,” “Articles,” “Sections,” “Annexes” or “Schedules” such reference shall be to a Recital, Article or Section of, or Annex or Schedule to, this Agreement, unless otherwise indicated. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. References to “herein”, “hereof”, “hereunder” and the like refer to this Agreement as a whole and not to any particular section or provision, unless the context requires otherwise. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.” No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. All references to “$” or “dollars” mean the lawful currency of the United States of America. Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section. References to a “business day” shall mean any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close. The parties hereto expressly acknowledge and agree that this Agreement is being entered into contemporaneously with the Treasury Exchange Agreement and that it is their mutual intentions that this Agreement be interpreted consistent with the corresponding provisions of the Treasury Exchange Agreement.

Article II

Representations and Warranties

2.1 Disclosure.

(a) “Company Material Adverse Effect” means a material adverse effect on (i) the business, assets, liabilities, results of operation or financial condition of the Company and its subsidiaries taken as a whole; provided, however, that Company Material Adverse Effect shall not be deemed to include the effects of (A) any facts, circumstances, events, changes, or occurrences generally affecting businesses and industries in which the Company operates, companies engaged in such businesses or industries or the economy, or the financial or securities markets and credit markets in the United States or elsewhere in the world, including effects on such businesses, industries, economy or markets resulting from any regulatory or political conditions or developments, or any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, (B) changes or proposed changes in generally accepted accounting principles in the United States (“GAAP”) or regulatory accounting requirements applicable to depository institutions and their holding companies generally (or authoritative interpretations thereof), (C) changes or proposed changes in banking and other laws of general applicability or related policies or interpretations of Governmental Entities (in the case of each of clause (A), (B) and (C), other than facts, circumstances, events, changes, effects or occurrences that arise after the date of this Agreement (the “Signing Date”) but before the TruPs Exchange Offer Closing

Date to the extent that such facts, circumstances, events, changes, effects or occurrences have a disproportionately adverse effect on the Company and its subsidiaries relative to other companies), or (D) changes in the market price or trading volume of the Common Stock or any other equity, equity-related or debt securities of the Company or its Affiliates that are publicly traded (it being understood and agreed that the exception set forth in this clause (D) does not apply to the underlying reason giving rise to or contributing to any such change); or (ii) the ability of the Company to timely consummate the FDIC TruPs Exchange and the other transactions contemplated by the Transaction Documents (as defined below).

(b) “Previously Disclosed” means information set forth or incorporated in the Company’s Annual Report on Form 10-K for the most recently completed fiscal year of the Company filed with the Securities and Exchange Commission (the “SEC”) prior to the Signing Date (the “Last Fiscal Year”) or in its other reports and forms filed with or furnished to the SEC under Sections 13(a), 14(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) on or after the last day of the Last Fiscal Year and prior to the Signing Date.

2.2 Representations and Warranties of the Company. Except as Previously Disclosed, the Company represents and warrants to the Investor that as of the Signing Date and as of the TruPs Exchange Offer Closing Date (or such other date specified herein):

(a) Organization, Authority and Significant Subsidiaries. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with the necessary power and authority to own its properties and conduct its business in all material respects as currently conducted, and except as has not, individually or in the aggregate, had and would not reasonably be likely to have a Company Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification. Except as has not had and would not reasonably be likely to have, individually or in the aggregate, a Company Material Adverse Effect, each subsidiary of the Company that is a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Act of 1933 (the “Securities Act”) (each, a “Significant Subsidiary”) has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. The Company’s principal bank subsidiary is duly organized and validly existing as a national banking association and its deposit accounts are insured up to applicable limits by the Investor. The Charter and bylaws of the Company, copies of which have been provided to the Investor prior to the Signing Date, are true, complete and correct copies of such documents as in full force and effect as of the Signing Date.

(b) Capitalization. The authorized capital stock of the Company, and the outstanding capital stock of the Company (including securities convertible into, or exercisable or exchangeable for, capital stock of the Company) as of the most recent fiscal month-end preceding the Signing Date (the “Capitalization Date”) is set forth on Schedule B. The outstanding shares of capital stock of the Company have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights) and all of the outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. As of the Signing Date, except as provided herein, in the Treasury Exchange Agreement or in the Exchange Agreements covering the Private Investor Exchanges (the “Exchange Agreements”), the Company does not have outstanding any securities or other obligations providing the holder the right to acquire Common Stock that is not reserved for issuance as specified on Schedule B, and the Company has not made any other commitment to authorize, issue or sell any Common Stock. Since the Capitalization Date, the Company has not issued any shares of Common Stock, other than (i) shares issued upon the exercise of stock options or delivered under other equity-based awards or other convertible securities or warrants which were issued and outstanding on the Capitalization Date and disclosed on Schedule B, (ii) shares issued in connection with the Public Investor Exchanges and (iii) shares issued upon the conversion or exercise of the Interim Exchange Securities or the Warrant.

(c) TruPs Issuer; TruPs Exchange Securities.

(i) The TruPs Issuer has been duly created and is validly existing and in good standing as a statutory trust under the Statutory Trust Act of the State of Delaware with the statutory trust power and authority to own property and to conduct its business, to issue the TruPs Exchange Securities and to enter into and perform its obligations under the amended and restated declaration of trust (the “Declaration”), among the Company, as sponsor, the trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the TruPs Issuer, and is not required to be authorized to do business in any other jurisdiction. The TruPs Issuer is not and will not be a party to or otherwise bound by any agreement other than those entered into in connection with the issuance of the TruPs Exchange Securities. The TruPs Issuer will be classified as a grantor trust and not as an association taxable as a corporation for U.S. federal income tax purposes and the TruPs Issuer is and will be treated as a consolidated subsidiary of the Company pursuant to GAAP.

(ii) The TruPs Exchange Securities, at the TruPs Exchange Offer Closing Date, will have been duly and validly authorized by the TruPs Issuer and executed by a regular trustee of the TruPs Issuer and, when the TruPs Exchange Securities are issued and delivered pursuant to the Agreement, the TruPs Exchange Securities will represent validly issued, fully paid and non-assessable and (subject to Sections 3.10(a)(iv), 9.2 and 9.8 of the Declaration) undivided beneficial interests in the assets of the TruPs Issuer. Holders of the TruPs Exchange Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. The issuance of the TruPs Exchange Securities will not be subject to any preemptive rights.

(iii) The Declaration has been duly and validly authorized by the Company and, at the TruPs Exchange Offer Closing Date, will have been duly executed and delivered by the Company and the regular trustees named in the Declaration, and assuming due execution and delivery by the institutional trustee and the Delaware trustee, the Declaration will be a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to the Bankruptcy Exceptions. The

Declaration has been (or will have been, as of the TruPs Exchange Offer Closing Date) duly qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC promulgated thereunder (together, the “Trust Indenture Act”) and does (or will, as of the TruPs Exchange Offer Closing Date) comply in all material respects with the applicable requirements of the Trust Indenture Act or is exempt from such qualification.

(iv) The guarantee by the Company with respect to distributions and payments on the TruPs Exchange Securities upon liquidation, redemption or otherwise (the “Guarantee”) has been duly and validly authorized by the Company and, at the TruPs Exchange Offer Closing Date, will have been duly executed and delivered by the Company, and assuming due execution and delivery by the guarantee trustee, the Guarantee will be a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to the Bankruptcy Exceptions. The Guarantee has been (or will have been, as of the TruPs Exchange Offer Closing Date) duly qualified under the Trust Indenture Act and does (or will, as of the TruPs Exchange Offer Closing Date) comply in all material respects with the applicable requirements of the Trust Indenture Act or is exempt from such qualification.

(v) The indenture (the “Indenture”) between the Company and the trustee named therein relating to the Subordinated Debentures has been duly and validly authorized by the Company and, at the TruPs Exchange Offer Closing Date, will have been duly executed and delivered by the Company, and assuming due execution and delivery by the indenture trustee, the Indenture will be a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to the Bankruptcy Exceptions. The Indenture has been (or will have been, as of the TruPs Exchange Offer Closing Date) duly qualified under the Trust Indenture Act and does (or will, as of the TruPs Exchange Offer Closing Date) comply in all material respects with the Trust Indenture Act or is exempt from such qualification.

(vi) The Subordinated Debentures have been duly and validly authorized by the Company and, when authenticated by the indenture trustee in the manner provided for in the Indenture and issued in accordance with the Indenture and delivered to the TruPs Issuer against consideration therefor, will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to the Bankruptcy Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(vii) The regular trustees of the TruPs Issuer are officers of the Company and have been duly authorized by the Company to execute and deliver the Declaration.

(viii) The TruPs Issuer is not now, nor after giving effect to the transactions contemplated hereby will be, and the TruPs Issuer is not controlled by, or acting on behalf of any person which is, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(d) Authorization, Enforceability.

(i) The Company has the corporate power and authority to execute and deliver this Agreement and all other documents, agreements and instruments executed and delivered by the Company in connection herewith (collectively, the “Transaction Documents”) and to carry out its obligations hereunder and thereunder (which includes causing the TruPs Issuer to take the actions specified herein). The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and its stockholders, and no further approval or authorization is required on the part of the Company. This Agreement is, and each of the other Transaction Documents is or will be, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions.

(ii) The transactions contemplated by this Agreement, including the issuance of the TruPs Exchange Securities and the compliance with the terms of this Agreement and the other Transaction Documents, have been adopted, approved and declared advisable by the Board of Directors of the Company (the “Board of Directors”) in accordance with the Company’s Charter and applicable law.

(e) Non-Contravention.

(i) Except as set forth on Schedule C, the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the provisions hereof and thereof will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of, or result in the loss of a benefit under, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any subsidiary of the Company under any of the terms, conditions or provisions of (1) its organizational documents or (2) any note, bond, mortgage, indenture, deed of trust, license, lease, permit, agreement or other instrument or obligation to which the Company or any subsidiary of the Company is a party or by which it or any subsidiary of the Company may be bound, or to which the Company or any subsidiary of the Company or any of the properties or assets of the Company or any subsidiary of the Company may be subject, or (B) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any subsidiary of the Company or any of their respective properties or assets except, in the case of clauses (A)(2) and (B), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be likely to have a Company Material Adverse Effect.

(ii) Except as set forth on Schedule C, other than the filing of any current report on Form 8-K required to be filed with the SEC, such filings and approvals as are required to be made or obtained under any state “blue sky” laws and such as have been made or obtained, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by the Company in connection with the consummation by the Company of the FDIC TruPs Exchange except for any such notices, filings, exemptions, reviews, authorizations, consents and approvals the failure of which to make or obtain would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.

(iii) (A) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the provisions hereof will not (1) result in any payment (including severance, unemployment compensation, “excess parachute payment” (within the meaning of the Code), “golden parachute payment” (as defined in the EESA, as implemented by the Compensation Regulations), forgiveness of indebtedness or otherwise) becoming due to any current or former employee, officer or director of the Company or any subsidiary of the Company from the Company or any subsidiary of the Company under any benefit plan or otherwise, (2) increase any benefits otherwise payable under any benefit plan, (3) result in any acceleration of the time of payment or vesting of any such benefits, (4) require the funding or increase in the funding of any such benefits or (5) result in any limitation on the right of the Company or any subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any benefit plan or related trust, except, in the case of each of clauses (1) through (5) above, to the extent applicable to a benefit plan for the benefit of employees employed primarily outside of the United States, as would not, individually as in the aggregate, reasonably be likely to be material to the Company (it being understood that the Company and its subsidiaries shall use its best efforts to minimize the effect thereof), and (B) neither the Company nor any subsidiary of the Company has taken, or permitted to be taken, any action that required, and no circumstances exist that will require the funding, or increase in the funding, of any benefits or resulted, or will result, in any limitation on the right of the Company or any subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any benefit plan or related trust.

(f) No Company Material Adverse Effect. Since December 31, 2008, no fact, circumstance, event, change, occurrence, condition or development has occurred that, individually or in the aggregate, has had or would reasonably be likely to have a Company Material Adverse Effect, except as disclosed on Schedule D.

(g) Anti-takeover Provisions; Tax Benefits Preservation Plan. The Board of Directors has taken all necessary action to ensure that the transactions contemplated by this Agreement and the consummation of the transactions contemplated hereby will be exempt from any anti-takeover or similar provisions of the Company’s Charter and bylaws, and any other provisions of any applicable “moratorium”, “control share”, “fair price”, “interested stockholder” or other anti-takeover laws and regulations of any jurisdiction.

(h) Offering of Securities. Neither the Company nor any person acting on its behalf has taken any action (including any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the TruPs Exchange Securities under the Securities Act, and the rules and regulations of the SEC promulgated thereunder), which might subject the offering, issuance or sale of the TruPs Exchange Securities to the Investor pursuant to this Agreement to the registration requirements of the Securities Act.

(i) Brokers and Finders. No broker, finder or investment banker is entitled to any financial advisory, brokerage, finder’s or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any subsidiary of the Company for which the Investor could have any liability.

(j) Exchange Agreements. (i) Prior to the execution and delivery of this Agreement, the Company provided complete and accurate copies of the Treasury Exchange Agreement and the Exchange Agreements to the Investor and (ii) the Treasure Exchange Agreement has not been modified, amended or waived in any respect and the Exchange Agreements have not been modified, amended or waived in any manner adverse to the Investor.

(k) No Limitation on Dividends. Neither the Company nor any of its subsidiaries is subject to any order, decree, agreement, memorandum of understanding, supervisory letter, commitment letter or other communication from or with any bank regulatory authority which limits its ability to pay dividends on its Common Stock, preferred stock or any other class of securities, nor has any bank regulatory authority indicated that it is contemplating imposing any such limitations.

(l) Company Financial Statements.

(i) The consolidated financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008 (the “Company 10-K”), present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements were prepared in conformity with GAAP applied on a consistent basis.

(ii) KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Exchange Act and the rules and regulations of the SEC and the Public Company Accounting Oversight Board.

(iii) The Company and its subsidiaries do not have any liabilities or obligations (accrued, absolute, contingent or otherwise) of a nature that would be required to be accrued or reflected in a consolidated balance sheet prepared in accordance with GAAP, other than liabilities or obligations (A) reflected on, reserved against, or disclosed in the notes to, the Company’s consolidated balance sheet included in the Company 10-K, (B) that are reflected or disclosed in any Current Reports on Form 8-K or Quarterly Reports on Form 10-Q or (C) that otherwise, individually or in the aggregate, would not be reasonably likely to have a Company Material Adverse Effect.

(m) Proceedings.

(i) As of the Signing Date, there is no litigation or similar proceeding pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which the Company’s management believes, individually or in the aggregate, has had or would be reasonably likely to have a Company Material Adverse Effect.

(ii) Except for the Treasury Exchange Agreement, the Exchange Agreements, the Transaction Documents (both as defined herein and in the Treasury Exchange Agreement) and the respective transactions contemplated thereby, neither the Company nor any of its Significant Subsidiaries is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by or is a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any bank regulatory authority that, in any such case, is currently in effect and has had or would be reasonably likely to have a Company Material Adverse Effect.

(n) Compliance with Laws; Permits.

(i) The Company is a financial holding company and a bank holding company registered under the Bank Holding Company Act of 1956; the Company and each of its subsidiaries have conducted their businesses in compliance with all applicable federal, state and foreign laws, regulations and applicable stock exchange requirements, including all laws and regulations restricting activities of financial holding companies and banking organizations, except for any noncompliance that, individually or in the aggregate, has not had and would not be reasonably likely to have a Company Material Adverse Effect.

(ii) The Company and each subsidiary have all permits, licenses, authorizations, orders and approvals of, and have made all filings, applications and registrations with, any Governmental Entities that are required in order to carry on their business as presently conducted, except where the failure to have such permits, licenses, authorizations, orders and approvals or the failure to make such filings, applications and registrations, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect; and all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current, except where such absence, suspension or cancellation, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect.

(o) Reports.

(i) Since December 31, 2006, the Company has complied in all material respects with the filing requirements of Sections 13(a), 14(a) and 15(d) of the Exchange Act.

(ii) The Company’s 10-K and any reports or forms filed with the SEC pursuant to the requirements of the Securities Act or the Exchange Act on or after January 1, 2009, when they were filed or became effective with the SEC, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder, and did not when filed with the SEC, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(iii) Since December 31, 2006, the Company and each subsidiary have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Federal Reserve, the Office of the Comptroller of the Currency (the “OCC”), Investor and any other applicable federal or state securities or banking authorities. As of their respective dates, each of the foregoing reports complied with all applicable rules and regulations promulgated by the Federal Reserve, the OCC, Investor and any other applicable foreign, federal or state securities or banking authorities, as the case may be, except for any failure that, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect.

(iv) The records, systems, controls, data and information of the Company and the subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or the subsidiaries or their accountants (including all means of access thereto and therefrom). The Company (A) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) to ensure that material information relating to the Company and its subsidiaries is made known to the chief executive officer and the chief financial officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s outside auditors and the audit committee of the Company’s board of directors (1) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. To the knowledge of the Company, there is no reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.

2.3 Other Exchange Agreements. As of the date hereof, the Company is not party to any binding contractual agreement to exchange or convert any Parity Stock or trust preferred securities of the Company for or into other Parity Stock or trust preferred securities of the Company other than pursuant to the FDIC TruPs Exchange, the Exchange Offers, the Private Investor Exchanges, the Public Investor Exchanges and the other transactions contemplated by this Agreement and the Treasury Exchange Agreement.

Article III

Covenants

3.1 Conduct of Business. Prior to the TruPs Exchange Offer Closing, except as Previously Disclosed or as contemplated by this Agreement, the Company shall, and shall cause each subsidiary of the Company to, use reasonable best efforts to carry on its business in the ordinary course of business and maintain and preserve its and such subsidiary’s business (including its organization, assets, properties, goodwill and insurance coverage) and preserve its business relationships with customers, strategic partners, suppliers, distributors and others having business dealings with it.

3.2 Commercially Reasonable Efforts.

(a) Subject to the terms and conditions of this Agreement, each of the parties will use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, and execute and deliver such documents and other papers or instruments as may be required, so as to permit consummation of the FDIC TruPs Exchange Offer and the other transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby, or as otherwise reasonably requested by the Investor, in each case, as promptly as is practicable, and shall use commercially reasonable efforts to cooperate with the other party to that end.

(b) Investor hereby acknowledges that, on June 3, 2009, the Company filed an additional preliminary proxy statement that contains additional matters to be acted upon at a stockholders’ meeting or by written consent in lieu thereof relating to amendments to the Charter and the certificates of designation of certain series’ of the Company’s preferred stock. The Investor agrees that it will vote, or cause to be voted or exercise its right to consent (or cause its right to consent to be exercised), with respect to the FDIC Guarantee Preferred Shares beneficially owned by it and its controlled Affiliates with respect to the proposals set forth on Schedule E (the “Preferred Stockholder Proposals”) in the same proportion (for, against or abstain) as all other shares of the Company’s preferred stock are voted with respect to each Preferred Stockholder Proposal, whether such shares vote in the same class with or as a separate class from the FDIC Guarantee Preferred Shares. Additionally, by entering into this Agreement, to the maximum extent permitted by applicable law, the Investor hereby grants a proxy appointing each of the Chief Executive Officer, Chairman of the Board and General Counsel of the Company attorney-in-fact and proxy for it and its controlled Affiliates with full power of substitution, for and in the name of it and its controlled Affiliates, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner provided by this Section 3.2(b) with respect to such FDIC Guarantee Preferred Shares and the Investor hereby revokes any and all previous proxies granted with respect to such FDIC Guarantee Preferred Shares for purposes of the matters contemplated in this Section 3.2(b). The proxy granted hereby is irrevocable prior to the termination of this Agreement, is coupled with an interest and is granted in consideration of the Company entering into this Agreement and incurring certain related fees and expenses.

3.3 Exchange Listing. If requested by the Investor, the Company shall promptly use its reasonable best efforts to cause the TruPs Exchange Securities and, after distribution thereof, the underlying Subordinated Debentures to be approved for listing on the NYSE as promptly as practicable following such request.

3.4 Certain Notifications Until Closing. From the Signing Date until the TruPs Exchange Offer Closing, the Company shall promptly notify the Investor of (i) any fact, event or circumstance of which it is aware and which would reasonably be likely to cause any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate in any material respect or to cause any covenant or agreement of the Company contained in this Agreement not to be complied with or satisfied in any material respect and (ii) except as Previously Disclosed, any fact, circumstance, event, change, occurrence, condition or development of which the Company is aware and which, individually or in the aggregate, has had or would reasonably be likely to have a Company Material Adverse Effect; provided, however, that delivery of any notice pursuant to this Section 3.4 shall not limit or affect any rights of or remedies available to the Investor; provided, further, that a failure to comply with this Section 3.4 shall not constitute a breach of this Agreement or the failure of any condition set forth in Section 1.2 to be satisfied unless the underlying Company Material Adverse Effect or material breach would independently result in the failure of a condition set forth in Section 1.2 to be satisfied.

3.5 Access, Information and Confidentiality.

(a) From the date hereof until the date on which the Investor holds an amount of TruPs Exchange Securities having an aggregate liquidation value of less than $300,000,000, the Company shall provide to Investor the same information, access and other rights provided by the Company to Treasury under Section 3.6 of the Treasury Exchange Agreement.

(b) The Investor will use reasonable best efforts to hold, and will use reasonable best efforts to cause its agents, consultants, contractors, advisors, and United States executive branch officials and employees, to hold, in confidence all non-public records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the Company furnished or made available to it by the Company or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (i) previously known by such party on a non-confidential basis, (ii) in the public domain through no fault of such party or (iii) later lawfully acquired from other sources by the party to which it was furnished (and without violation of any other confidentiality obligation)); provided that nothing herein shall prevent the Investor from disclosing any Information to the extent required by applicable laws or regulations or by any subpoena or similar legal process. The Investor understands that the Information may contain commercially sensitive confidential information entitled to an exception from a Freedom of Information Act request.

(c) The Investor represents that it is aware that the Special Inspector General of the Troubled Asset Relief Program and the Comptroller General of the United States, before making any request for access or information pursuant to their audit function under the Treasury Agreement, will establish a protocol to avoid, to the extent reasonably possible, duplicative requests pursuant to this Agreement, and the Investor, in exercising its rights hereunder, shall cooperate fully in seeking to minimize any duplication of effort under this Agreement and the Treasury Exchange Agreement. Nothing in this Section shall be construed to limit the authority that the Special Inspector General of the Troubled Asset Relief Program or the Comptroller General of the United States have under law.

3.6 FDIC Guarantee Preferred Shares. Upon delivery of the FDIC Guarantee Preferred Shares to the Company in accordance with this Agreement, the FDIC Guarantee Preferred Shares shall be cancelled, shall revert to authorized but unissued shares of preferred stock of the Company undesignated as to series and shall not be reissued as shares of Guarantee Preferred Stock.

3.7 Anti-takeover Provisions and Tax Benefits Preservation Plan. None of the Company, the Board of Directors or any committee thereof shall take or cause to be taken any action inconsistent with the terms of this Agreement or the Company’s rights and obligations hereunder. Without limiting the generality of the foregoing, any stockholders’ rights plan or other anti-takeover measure adopted by the Company shall exclude the Investor and Treasury from its operation in all respects, and shall not impair in any respect the rights of the Investor or any of its Affiliates hereunder. Notwithstanding the foregoing, the Company may adopt the stockholders’ rights plan attached as Annex E hereto (the “Tax Benefits Preservation Plan”) as long as such Tax Benefits Preservation Plan treats all holders of Company Securities (as defined in the Tax Benefits Preservation Plan) in the same manner with respect to the dispositions of such holder’s securities during the three-year term of the Tax Benefits Preservation Plan insofar as any sale of Company Securities by an existing holder to a person who would become an Acquiring Person (as defined in the Tax Benefits Preservation Plan) would have the same consequences under the Tax Benefits Preservation Plan. In addition, the Company agrees that (a) it shall not apply the exception contained in clause (v) to the definition of “Acquiring Person” in the Tax Benefits Preservation Plan in any discriminatory manner so as to disadvantage the Investor with respect to any other holder of Company Securities and (b) prior to applying the exception contained in clause (v) to the definition of “Acquiring Person” in the Tax Benefits Preservation Plan, the Company shall provide the Investor with the right to Transfer Company Securities on a pro rata basis based on the aggregate number of Company Securities owned by each holder Transferring securities.

3.8 Expenses. Unless otherwise provided in this Agreement, each of the parties hereto will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under this Agreement, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.

3.9 Internal Controls.

(a) The Company agrees to (a) promptly establish appropriate internal controls with respect to compliance with each of the Company’s covenants and agreements set forth in Sections 4.7 through 4.10; (b) report to the Investor on a quarterly basis regarding the implementation of those controls and the Company’s compliance (including any instances of non-compliance) with such covenants and agreements; and (c) provide a signed certification from a senior officer to Investor that such report is accurate to the best of his or her knowledge, which certification shall be made subject to the requirements and penalties set forth in Title 18, United States Code, Section 1001.

(b) For as long as the Investor owns any Securities acquired pursuant to this Agreement, the Company shall not be required to provide to the Investor the certifications required under the January TIP SPA. Following the date on which the Investor ceases to own any Securities acquired pursuant to this Agreement, the Company shall be required to provide to the Investor the certifications required under Section 3.6 of the January TIP SPA to the extent that the Investor owns any debt or equity securities of the Company acquired pursuant to the January TIP SPA.

3.10 Exchange Agreements. The Company shall not amend the Treasury Exchange Agreement without the prior written consent of the Investor. The Company shall not amend any Exchange Agreement in a manner adverse to the Investor without the prior written consent of the Investor.

3.11 Public Investor Exchanges. The Company shall, as promptly as practicable following the Signing Date, commence the Public Investor Exchanges on the terms and subject to the conditions set forth in the Form S-4 filed by the Company on June 3, 2009 and shall use its reasonable best efforts to consummate the Public Investor Exchanges as promptly as practicable after the commencement thereof; provided that the Company shall in any event settle or terminate the Public Investor Exchanges at or prior to the close of business on the second business day immediately preceding the Initial Exercise Date (as defined in the Warrant) (such time, the “Public Investor Exchanges Outside Time”).

Article IV

Additional Agreements

4.1 Purchase for Investment. The Investor acknowledges that the TruPs Exchange Securities have not been registered under the Securities Act or under any state securities laws. The Investor (a) is acquiring the TruPs Exchange Securities pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute them to any person in violation of the Securities Act or any applicable U.S. state securities laws, (b) will not sell or otherwise dispose of any of the TruPs Exchange Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable U.S. state securities laws, and (c) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the exchanges contemplated by this Agreement and of making an informed investment decision.

4.2 Legends.

(a) Investor agrees that all certificates or other instruments representing the TruPs Exchange Securities will bear a legend substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.”

(b) In the event that any TruPs Exchange Securities (i) become registered under the Securities Act or (ii) are eligible to be transferred without restriction in accordance with Rule 144 or another exemption from registration under the Securities Act (other than Rule 144A), the Company shall issue new certificates or other instruments representing such TruPs Exchange Securities which shall not contain the legend in Section 4.2(a) above; provided that the Investor surrenders to the Company the previously issued certificates or other instruments.

4.3 Certain Transactions. The Company will not merge or consolidate with, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party (or its ultimate parent entity), as the case may be (if not the Company), expressly assumes the due and punctual performance and observance of each and every covenant, agreement and condition of this Agreement to be performed and observed by the Company.

4.4 Transfer of TruPs Exchange Securities. Subject to compliance with applicable securities laws and the provisions of Section 4.6, the Investor shall be permitted to transfer, sell, assign or otherwise dispose of (“Transfer”) all or a portion of the TruPs Exchange Securities at any time, and the Company shall take all steps as may be reasonably requested by the Investor to facilitate the Transfer of the TruPs Exchange Securities; provided that, from and including the date hereof to and including the third anniversary of the TruPs Exchange Offer Closing, the Investor shall use its reasonable best efforts to consult with the Company to facilitate orderly Transfers of the TruPs Exchange Securities in order to minimize any adverse impact of such Transfers on the trading price of the Common Stock.

4.5 Right to Exchange TruPs Exchange Securities.

(a) Promptly following the date hereof (if it has not previously done so), the Company shall submit to the SEC a request for exemptive relief from the final paragraph of Section 316(a) of the Trust Indenture Act as it relates to the Investor and shall use reasonable best efforts to respond to any requests made by the SEC in connection with such request for exemptive relief.

(b) If the SEC does not grant an exemption from the final paragraph of Section 316(a) of the Trust Indenture Act as it relates to the Investor prior to the time the Investor intends to exercise its registration rights under Section 4.6, then:

(i) At any time and from time to time following the Public Exchange Offer Closing Date, the Investor shall have the right to exchange TruPs Exchange Securities for a number of trust preferred securities (the “Registrable TruPs Exchange Securities”) having the same aggregate liquidation amount and terms substantially identical to the terms of the TruPs Exchange Securities to be exchanged, except that the amended and restated declaration of trust under which the Registrable TruPs Exchange Securities will be issued will be qualified under the Trust Indenture Act. For the avoidance of doubt, if the Registrable TruPs Exchange Securities are issued from time to time in more than one series, none of the Registrable TruPs Exchange Securities issued in any one series will be fungible with those issued in any other series, even though the terms of all Registrable TruPs Exchange Securities will be substantially identical; and

(ii) At the time of any exchange of TruPs Exchange Securities for Registrable TruPs Exchange Securities, the Company shall also issue (i) a number of debentures (the “Registrable Subordinated Debentures”) having the same aggregate principal amount and terms substantially identical to the terms of the Subordinated Debentures underlying the TruPs Exchange Securities to be exchanged, except that the indenture under which the Registrable Subordinated Debentures will be issued will be qualified under the Trust Indenture Act, and (ii) a guarantee relating to the Registrable TruPs Exchange Securities (the “Registrable Guarantee”) which guarantee shall have terms substantially identical to the terms of Guarantee relating to the TruPs Exchange Securities to be exchanged, except that such guarantee will be qualified under the Trust Indenture Act. For the avoidance of doubt, if Registrable Subordinated Debentures and Registrable Guarantees are issued from time to time in connection with more than one series of Registrable TruPs Exchange Securities, none of the Registrable Subordinated Debentures or the Registrable Guarantees issued in connection with any one series will be fungible with those issued in connection with any other series, even though the terms of all Registrable Subordinated Debentures and Registrable Guarantees will be substantially identical.

(c) The Investor shall exercise this exchange right by providing written notice to the Company in accordance with Section 5.6 below prior to the date on which it intends to exchange TruPs Exchange Securities for Registrable TruPs Exchange Securities. The Investor shall inform the Company of the exact date on which the exchange is to be effected and the aggregate liquidation amount of TruPs Exchange Securities to be exchanged no fewer than five business days prior to the date on which the exchange is to be effected.

(d) On the date of any exchange, the Company shall deliver to the Investor customary legal opinions from counsel to the Company, addressed to the Investor, covering the due and valid issuance of the Registrable TruPs Exchange Securities, the Registrable Subordinated Debentures, the Registrable Guarantee and such other matters customarily covered in opinions requested in an underwritten offering of trust preferred securities.

(e) In the event the Investor exercises its right to receive Registrable TruPs Exchange Securities under this Section 4.5, then (i) the references to “TruPs Exchange Securities” in Section 3.3 and Section 4.6(k)(iv) shall be deemed references to “Registrable TruPs Exchange Securities”, and (ii) the terms “Registrable Subordinated Debentures” and “Registrable Guarantee” shall be deemed added to Section 4.6(k)(iv).

4.6 Registration Rights.

(a) Registration.

(i) Subject to the terms and conditions of this Agreement, the Company covenants and agrees that no later than the TruPs Exchange Offer Closing Date, the Company shall prepare and file with the SEC a Shelf Registration Statement covering all applicable Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires). So long as the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement. Notwithstanding the foregoing, if on the Signing Date the Company is not eligible to file a registration statement on Form S-3, then the Company shall not be obligated to file a Shelf Registration Statement unless and until requested to do so in writing by the Investor.

(ii) Any registration pursuant to Section 4.6(a)(i) shall be effected by means of a shelf registration on an appropriate form under Rule 415 under the Securities Act (a “Shelf Registration Statement”). If the Investor or any other Holder intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 4.6(c). The lead underwriters in any such distribution shall be selected by the Holders of a majority of the Registrable Securities to be distributed; provided that to the extent appropriate and permitted under applicable law, such Holders shall consider the qualifications of any broker-dealer Affiliate of the Company in selecting the lead underwriters in any such distribution.

(iii) The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to Section 4.6(a): (A) with respect to securities that are not Registrable Securities; or (B) if the Company has notified the Investor and all other Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company or its securityholders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration for a period of not more than 45 days after receipt of the request of the Investor or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (1) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (2) not more than two times in any 12-month period and not more than 90 days in the aggregate in any 12-month period.

(iv) If during any period when an effective Shelf Registration Statement is not available, the Company proposes to register any of its equity securities, other than a registration pursuant to Section 4.6(a)(i) or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Investor and all other Holders of its intention to effect such a registration (but in no event less than ten days prior to the anticipated filing date) and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company’s notice (a “Piggyback Registration”). Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 4.6(a)(iv) prior to the effectiveness of such registration, whether or not Investor or any other Holders have elected to include Registrable Securities in such registration.

(v) If the registration referred to in Section 4.6(a)(iv) is proposed to be underwritten, the Company will so advise Investor and all other Holders as a part of the written notice given pursuant to Section 4.6(a)(iv). In such event, the right of Investor and all other Holders to registration pursuant to Section 4.6(a) will be conditioned upon such persons’ participation in such underwriting and the inclusion of such person’s Registrable Securities in the underwriting if such securities are of the same class of securities as the securities to be offered in the underwritten offering, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company; provided that the Investor (as opposed to other Holders) shall not be required to indemnify any person in connection with any registration. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriters and the Investor (if the Investor is participating in the underwriting).

(vi) If either (x) the Company grants “piggyback” registration rights to one or more third parties to include their securities in an underwritten offering under the Shelf Registration Statement pursuant to Section 4.6(a)(ii) or (y) a Piggyback Registration under Section 4.6(a)(iv) relates to an underwritten offering on behalf of the Company, and in either case the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such managing underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (A) first, in the case of a Piggyback Registration under Section 4.6(a)(iv), the securities the Company proposes to sell, (B) then the Registrable Securities of the Investor and all other Holders who have requested inclusion of Registrable Securities pursuant to Section 4.6(a)(ii) or Section 4.6(a)(iv), as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (C) lastly, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement; provided, however, that if the Company has, prior to the Signing Date, entered into an agreement with respect to its securities that is inconsistent with the order of priority contemplated hereby then it shall apply the order of priority in such conflicting agreement to the extent that it would otherwise result in a breach under such agreement.

(b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

(c) Obligations of the Company. The Company shall use its reasonable best efforts, for so long as there are Registrable Securities outstanding, to take such actions as are under its control to not become an ineligible issuer (as defined in Rule 405 under the Securities Act) and to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act). In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

(i) Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to Section 4.6(d), keep such registration statement effective and keep such prospectus supplement current until the securities described therein are no longer Registrable Securities.

(ii) Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(iii) Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

(iv) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(v) Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(vi) Give written notice to the Holders:

(A) when any registration statement filed pursuant to Section 4.6(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act) and when such registration statement or any post-effective amendment thereto has become effective;

(B) of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

(C) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

(D) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(E) of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(F) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 4.6(c)(x) cease to be true and correct.

(vii) Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 4.6(c)(vi)(C) at the earliest practicable time.

(viii) Upon the occurrence of any event contemplated by Section 4.6(c)(v) or 4.6(c)(vi)(E), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 4.6(c)(vi)(E) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in such Holders’ or underwriters’ possession. The total number of days that any such suspension may be in effect in any 12-month period shall not exceed 90 days.

(ix) Use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

(x) If an underwritten offering is requested pursuant to Section 4.6(a)(ii), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in “road shows”, similar sales events and other marketing activities), (A) make such representations and warranties to the Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (B) use its reasonable best efforts to furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (C) use its reasonable best efforts to obtain “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings (provided that the Investor shall not be obligated to provide any indemnity), and (E) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(xi) Make available for inspection by a representative of Holders that are selling stockholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

(xii) Use reasonable best efforts to cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any national securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on such securities exchange as the Investor may designate.

(xiii) If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

(xiv) Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(d) Suspension of Sales. Upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, the Investor and each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until the Investor and/or Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until the Investor and/or such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Investor and/or such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Investor and/or such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. The total number of days that any such suspension may be in effect in any 12-month period shall not exceed 90 days.

(e) Termination of Registration Rights. A Holder’s registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

(f) Furnishing Information.

(i) Neither the Investor nor any Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(ii) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4.6(c) that Investor and/or the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

(g) Indemnification.

(i) The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals incurred in connection with investigating, defending, settling, compromising or paying any such losses, claims, damages, actions, liabilities, costs and expenses), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (A) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (B) offers or sales effected by or on behalf of such Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

(ii) If the indemnification provided for in Section 4.6(g)(i) is unavailable to an Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.6(g)(ii) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 4.6(g)(i). No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

(h) Assignment of Registration Rights. The rights of the Investor to registration of Registrable Securities pursuant to Section 4.6(a) may be assigned by the Investor to a transferee or assignee of Registrable Securities with a liquidation amount of at least $200 million in aggregate; provided, however, the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.

(i) Clear Market. With respect to any underwritten offering of Registrable Securities by the Investor or other Holders pursuant to this Section 4.6, the Company agrees not to effect (other than pursuant to such registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration) covering any preferred stock of the Company, or any securities convertible into or exchangeable or exercisable for such preferred stock, during the period not to exceed ten days prior and 60 days following the effective date of such offering or such longer period up to 90 days as may be requested by the managing underwriter for such underwritten offering. The Company also agrees to cause such of its directors and senior executive officers to execute and deliver customary lock-up agreements in such form and for such time period up to 90 days as may be requested by the managing underwriter.

(j) Rule 144; Rule 144A. With a view to making available to the Investor and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the Signing Date;

(ii) (A) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, and (B) if at any time the Company is not required to file such reports, make available, upon the request of any Holder, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d)(4) under the Securities Act);

(iii) so long as the Investor or a Holder owns any Registrable Securities, furnish to the Investor or such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities to the public without registration; and

(iv) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

(k) As used in this Section 4.6, the following terms shall have the following respective meanings:

(i) “Holder” means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 4.6(h) hereof.

(ii) “Holders’ Counsel” means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

(iii) “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (A) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (B) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3.

(iv) “Registrable Securities” means the TruPs Exchange Securities acquired by Investor in the FDIC TruPs Exchange; provided that, once issued, such TruPs Exchange Securities will not be Registrable Securities when (1) they are sold pursuant to an effective registration statement under the Securities Act, (2) except as provided below in Section 4.6(o), they may be sold pursuant to Rule 144 without limitation thereunder on volume or manner of sale, (3) they shall have ceased to be outstanding or, (4) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at any one time.

(v) “Registration Expenses” mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 4.6, including all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred in connection with any “road show”, the reasonable fees and disbursements of Holders’ Counsel, and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.

(vi) “Rule 144”, “Rule 144A”, “Rule 159A”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

(vii) “Selling Expenses” mean all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders’ Counsel included in Registration Expenses).

(l) At any time, any holder of Securities (including any Holder) may elect to forfeit its rights set forth in this Section 4.6 from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Section 4.6(a)(iv) - (vi) in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder’s rights or obligations under Section 4.6(f) with respect to any prior registration or Pending Underwritten Offering. “Pending Underwritten Offering” means, with respect to any Holder forfeiting its rights pursuant to this Section 4.6(l), any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities either pursuant to Section 4.6(a)(ii) or 4.6(a)(iv) prior to the date of such Holder’s forfeiture.

(m) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations under this Section 4.6 and that the Investor and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Investor and such Holders, in addition to any other remedy to which they may be entitled at law or in equity, to the fullest extent permitted and enforceable under applicable law shall be entitled to compel specific performance of the obligations of the Company under this Section 4.6 in accordance with the terms and conditions of this Section 4.6.

(n) No Inconsistent Agreements. The Company shall not, on or after the Signing Date, enter into any agreement (other than any agreement contemplated by the Transaction Outline filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K dated February 27, 2009 (the “Transaction Outline”)) with respect to its securities that may impair the rights granted to the Investor and the Holders under this Section 4.6 or that otherwise conflicts with the provisions hereof in any manner that may impair the rights granted to the Investor and the Holders under this Section 4.6. In the event the Company has, prior to the Signing Date, entered into any agreement with respect to its securities that is inconsistent with the rights granted to the Investor and the Holders under this Section 4.6 (including agreements that are inconsistent with the order of priority contemplated by Section 4.6(a)(vi)) or that may otherwise conflict with the provisions hereof, the Company shall use its reasonable best efforts to amend such agreements to ensure they are consistent with the provisions of this Section 4.6.

(o) Certain Offerings by the Investor. In the case of any securities held by the Investor that cease to be Registrable Securities solely by reason of clause (2) in the definition of “Registrable Securities,” the provisions of Sections 4.6(a)(ii), clauses (iv), (ix) and (x)-(xii) of Section 4.6(c), Section 4.6(g) and Section 4.6(i) shall continue to apply until such securities otherwise cease to be Registrable Securities. In any such case, an “underwritten” offering or other disposition shall include any distribution of such securities on behalf of the Investor by one or more broker-dealers, an “underwriting agreement” shall include any purchase agreement entered into by such broker-dealers, and any “registration statement” or “prospectus” shall include any offering document approved by the Company and used in connection with such distribution.

4.7 Executive Compensation.

(a) Benefit Plans. During the Relevant Period, the Company shall take all necessary action to ensure that its Benefit Plans comply in all respects with Section 111 of the EESA, as implemented by the Compensation Regulations, and shall not adopt any new Benefit Plan (i) that does not comply therewith or (ii) that does not expressly state and require that such Benefit Plan and any compensation thereunder shall be subject to any relevant Compensation Regulations adopted, issued or released on or after the date any such Benefit Plan is adopted. To the extent that EESA and/or the Compensation Regulations are amended or otherwise change during the Relevant Period in a manner that requires changes to then-existing Benefit Plans, the Company shall effect such changes to its Benefit Plans as promptly as practicable after it has actual knowledge of such changes in order to be in compliance with this Section 4.7(a) (and shall be deemed to be in compliance for a reasonable period to effect such changes). In addition, the Company shall take all necessary action, other than to the extent prohibited by applicable law or regulation applicable outside of the United States, to ensure that the consummation of the transactions contemplated by this Agreement (including for this purpose the consummation of the FDIC TruPs Exchange) will not accelerate the vesting, payment or distribution of any equity-based awards, deferred cash awards or any nonqualified deferred compensation payable by the Company or any of its subsidiaries. For the avoidance of doubt, (A) the limits of Sections 4.7(b) and 4.7(c) are in addition to any applicable requirements under provisions of the EESA prohibiting golden parachute payments to the Senior Executive Officers and the relevant Compensation Regulations and (B) to the extent than any Benefit Plan is inconsistent with any relevant Compensation Regulations, such Compensation Regulations shall control. “Senior Executive Officers” means the Company’s “senior executive officers” as defined in subsection 111(a)(1) of the EESA and any guidance, rule or regulation issued thereunder.

(b) Senior Leadership Members. In addition to the requirements set forth in Section 4.7(a) above, the Company shall, during the Relevant Period, take all necessary action to limit any “golden parachute payments” to the employees of the Company and the Company Subsidiaries who are members of the Senior Leadership Committee as of the TruPs Exchange Offer Closing Date (the “Senior Leadership Members”), to the amounts permitted by the regulations relating to participants in the EESA Capital Purchase Program and the guidelines and rules relating thereto that have been issued and are in effect as of the TruPs Exchange Offer Closing Date, including the rules set forth in 31 CFR Part 30, as if such Senior Leadership Members were Senior Executive Officers for the purposes of the EESA (except that equity denominated awards settled solely in equity shall not be included in such limit on “golden parachute payments” to Senior Leadership Members).

(c) Bonus Compensation.

(i) In addition to the requirements set forth in Section 4.7(a) above, during the Relevant Period, the aggregate amount of Bonus Compensation that may be paid to the Senior Executive Officers and Senior Leadership Members with respect to fiscal year 2009 shall in no event exceed an amount equal to 60% of the aggregate Prior Year Bonus

Compensation for the Senior Executive Officer and Senior Leadership Member positions (the “Bonus Pool Cap”); provided, that, the Bonus Pool Cap may be increased by the Company if, and to the extent that, such increase is approved by the Investor following the submission by the Company of a written detailed recommendation (with all applicable supporting documentation) to the Treasury Assistant Secretary for the Office of Financial Stability describing the basis for any proposed change to the 2009 bonus pool. The Investor shall have the authority to reject any change in the 2009 bonus pool if the Company fails to demonstrate to the reasonable satisfaction of the Investor that the proposed change is warranted by the Company’s demonstrated profitability, adequacy of risk-adjusted capital, market factors, compliance with the repayment terms of any investment and/or loan by the Investor, Treasury, the Federal Reserve, or any other Governmental Entity, compliance with loan terms and covenants, compensation plan designs, Company performance in managing the asset pool supported by the Investor, the Federal Reserve and/or Treasury under the arrangement provided for in the Master Agreement, changes to the size or composition of the Senior Leadership Committee, and any other factors the Investor deems relevant in its discretion. “Bonus Compensation” means all payments (whether in cash, stock or other assets) in excess of the individual’s base salary paid with respect to a fiscal year (including any bonuses relating to such fiscal year that are paid in the following fiscal year), including any incentive or retention compensation; provided that “Bonus Compensation” does not include (i) any perquisites, to the extent that the applicable Senior Executive Officer or Senior Leadership Member is receiving such perquisites as of the TruPs Exchange Offer Closing Date or, if such Senior Executive Officer or Senior Leadership Member is hired after the TruPs Exchange Offer Closing Date, such perquisites are customarily made available to an employee holding such Senior Executive Officer or Senior Leadership Member’s position as of the TruPs Exchange Offer Closing Date, (ii) employee benefits generally made available to all employees employed within the same jurisdiction, (iii) supplemental retirement benefits provided under a plan in which the applicable Senior Executive Officer or Senior Leadership Member participates on the TruPs Exchange Offer Closing Date, (iv) benefits provided under generally available expatriate programs, (v) any long-term incentive compensation award granted prior to the TruPs Exchange Offer Closing Date that is subject to performance-based vesting and payable in 2009 or 2010, (vi) any sign-on award granted to a Senior Executive Officer or Senior Leadership Member who commences employment with the Company in fiscal year 2009 that is intended to make such Senior Executive Officer or Senior Leadership Member whole for unvested or otherwise forfeitable awards that are actually forfeited by the Senior Executive Officer or Senior Leadership Member’s prior employer in connection with such Senior Executive Officer or Senior Leadership Member’s departure from such prior employer and acceptance of employment with the Company; provided that the portion of any such sign-on award that serves as a “make whole” award for any such forfeited awards that were forfeited because the applicable vesting conditions were not achieved prior to the date of termination shall be granted subject to substantially similar vesting conditions or, if such sign-on award is paid to the Senior Executive Officer or Senior Leadership Member upon such individual’s commencement of employment with the Company, shall be subject to a repayment obligation that reasonably reflects the vesting conditions applicable to such forfeited awards or (vii) any retention award committed to prior to the TruPs Exchange

Offer Closing Date. “Prior Year Bonus Compensation” means, with respect to each Senior Executive Officer and Senior Leadership Member position, the Bonus Compensation paid with respect to fiscal year 2007, or, if no Bonus Compensation was paid for such position with respect to fiscal year 2007 (as evidenced by such person not receiving a stock award under the Capital Accumulation Program with respect to 2007), the most recently preceding fiscal year for which Bonus Compensation was paid for such position. For the avoidance of doubt, “Prior Year Bonus Compensation” does not include any retention awards granted during or with respect to the applicable fiscal year.

(ii) For the avoidance of doubt, to the extent that subsection 111(b)(3) of the EESA or the Compensation Regulations require the reduction of Bonus Compensation with respect to fiscal year 2009 for Senior Executive Officers and Covered Employees subject to restrictions on the payment of Bonus Compensation under the Compensation Regulations, the Bonus Pool Cap with respect to fiscal year 2009 shall be reduced by an amount equal to the Reduction Amount, and the Reduction Amount shall not be reallocated to any Senior Executive Officer or to any Senior Leadership Member to whom the payment of Bonus Compensation is not so restricted. Subject to the immediately preceding sentence of this Section 4.7(c)(ii), the Company shall allocate Bonus Compensation subject to the Bonus Pool Cap in its discretion. For purposes of this Section 4.7(c), the Company and the Investor acknowledge and agree that a “Covered Employee” is a Senior Leadership Member who is covered by subsection 111(b)(3) of the EESA or, to the extent required by the Compensation Regulations, a Senior Leadership Member covered thereby. The “Reduction Amount” is equal to (x) the aggregate Bonus Compensation with respect to fiscal year 2008 paid to Senior Executive Officers and Covered Employees (such individuals determined as if subsection 111(b)(3) of the EESA or the Compensation Regulations, as applicable, applied with respect to fiscal year 2008), minus (y) the aggregate Bonus Compensation with respect to fiscal year 2009 that may be paid to Senior Executive Officers and Covered Employees in accordance with subsection 111(b)(3) of the EESA or the Compensation Regulations, as applicable; provided that in the event that the Reduction Amount with respect to any Senior Executive Officer or Covered Employee is a negative amount, such amount shall be disregarded for purposes of calculating the aggregate Reduction Amount.

(iii) The Company represents and warrants to the Investor that, with respect to fiscal year 2008, it complied with paragraph (c) of Exhibit C to the Master Agreement.

(d) Additional Waivers. After the TruPs Exchange Offer Closing Date in connection with the hiring or promotion of a Section 4.7 Employee and/or the promulgation of applicable Compensation Regulations, to the extent any Section 4.7 Employee shall not have executed a waiver with respect to the application to such Section 4.7 Employee of the Compensation Regulations, the Company shall use its best efforts to (i) obtain from such Section 4.7 Employee a waiver in a form satisfactory to the Investor and (ii) deliver such waiver to the Investor as promptly as possible. “Section 4.7 Employee” means each (A) Senior Executive Officer, (B) Senior Leadership Member and (C) any other employee of the Company or its subsidiaries determined at any time to be subject to Section 111 of the EESA.

(e) Restrictions on Lobbying. Until such time as the Investor ceases to own any Securities of the Company or an Affiliate of the Company acquired pursuant to this Agreement, the Company shall continue to maintain and implement its comprehensive written policy (the “U.S. Lobbying Policy”) on lobbying, governmental ethics and political activity and distribute such U.S. Lobbying Policy to all Company employees and lobbying firms involved in any such activity. Until such time as the Investor ceases to own any Securities of the Company acquired pursuant to this Agreement, any material amendments to the U.S. Lobbying Policy shall require the prior written consent of the Investor, and any material deviations from the U.S. Lobbying Policy, whether in contravention thereof or pursuant to waivers provided for thereunder, shall promptly be reported to the Investor. The U.S. Lobbying Policy shall, at a minimum: (i) require compliance with all applicable law; (ii) apply to the Company, the Company Subsidiaries that constitute the Company’s consolidated subsidiaries and affiliated foundations; (iii) govern (A) the provision of items of value to any U.S. government officials; (B) lobbying of U.S. government officials and (C) U.S. political activities and contributions; and (iv) provide for (x) internal reporting and oversight and (y) mechanisms for addressing non-compliance with the U.S. Lobbying Policy.

(f) Restrictions on Expenses. Until such time as the Investor ceases to own any Securities of the Company or an Affiliate of the Company acquired pursuant to this Agreement, the Company shall continue to maintain and implement its comprehensive written policy (the “Expense Policy”, it being understood that the Expense Policy may be comprised of more than one written policy) on corporate expenses and distribute the Expense Policy to all Company employees. Until such time as the Investor ceases to own any Securities of the Company or an Affiliate of the Company acquired pursuant to this Agreement, any material amendments to the Expense Policy shall require the prior written consent of the Investor, and any material deviations from the Expense Policy, whether in contravention thereof or pursuant to waivers provided for thereunder, shall promptly be reported to the Investor. The Expense Policy shall, at a minimum: (i) require compliance with all applicable law; (ii) apply to the Company and the Company Subsidiaries that constitute the Company’s consolidated subsidiaries; (iii) govern (A) the hosting, sponsorship or other payment for conferences and events, (B) the use of corporate aircraft, (C) travel accommodations and expenditures, (D) consulting arrangements with outside service providers, (E) any new lease or acquisition of real estate, (F) expenses relating to office or facility renovations or relocations and (G) expenses relating to entertainment or holiday parties; (iv) provide for (x) internal reporting and oversight and (y) mechanisms for addressing non-compliance with the Expense Policy; and (v) be promptly amended as may from time to time be necessary to comply with the Compensation Regulations.

(g) Risk Management Report. Within 30 days of making the certification required for compliance with section 111(b)(4) of EESA and any guidance, rules or regulations issued thereunder regarding the compensation committee review of compensation arrangements with the Company’s Senior Executive Officers, the Company will provide a report to the Investor detailing (i) the risks identified during that review, (ii) the steps to be taken to mitigate those risks and (iii) the Company’s recommendations for amending compensation arrangements to reduce the risk through implementation of long term performance metrics or other mechanisms.

(h) Clawback. In the event that any Section 4.7 Employee receives a payment in contravention of the provisions of this Section 4.7, the Company shall promptly provide such individual with written notice that the amount of such payment must be repaid to the Company in full within fifteen business days following receipt of such notice or such earlier time as may be required by the Compensation Regulations and shall promptly inform the Investor (i) upon discovering that a payment in contravention of this Section 4.7 has been made, (ii) following the repayment to the Company of such amount and (iii) take such other actions as may be necessary to comply with the Compensation Regulations.

(i) Limitation on Deductions. During the Relevant Period, the Company agrees that it shall not claim a deduction for remuneration for federal income tax purposes in excess of $500,000 for each Senior Executive Officer that would not be deductible if Section 162(m)(5) of the Code applied to the Company.

(j) Compliance.

(i) During the Relevant Period, the Company shall submit a certification on the last day of each fiscal quarter beginning with the second fiscal quarter of 2009 certifying that the Company has complied with and is in compliance with the provisions set forth in Section 4.7(a) through 4.7(i). Such certification shall be made to the TARP Compliance Office by a senior executive officer of the Company, subject to the requirements and penalties set forth in Title 18, United States Code, Section 1001.

(ii) The Company’s chief executive officer and chief financial officer shall provide the written certification of compliance by the Company with the requirements of Section 111 of the EESA in the manner specified by Section 111(b)(4) thereunder or in any guidance, rules or regulations issued thereunder.

(k) Amendments to Executive Compensation Provisions. To the extent Section 4.8 of the Treasury Exchange Agreement is amended, supplemented, restated, replaced or otherwise modified from time to time in accordance with the terms of the Treasury Exchange Agreement, the provisions of this Section 4.7 shall be deemed to be amended to reflect such amendments, supplements, restatements, replacements and other modifications. Notwithstanding the foregoing, however, for the avoidance of doubt, nothing in this Agreement shall be deemed to amend the provisions of the Master Agreement, all of which shall remain in full force in effect in accordance with their terms (as may be amended from time to time in accordance with the terms thereof).

4.8 Bank Holding Company Status. The Company shall maintain its status as a Bank Holding Company for as long as the Investor owns any TruPs Exchange Securities acquired pursuant to this Agreement. “Bank Holding Company” means a company registered as such with the Board of Governors of the Federal Reserve System (the “Federal Reserve”) pursuant to 12 U.S.C. §1842 and the regulations of the Federal Reserve promulgated thereunder.

4.9 Restriction on Dividends and Repurchases.

(a) Until such time as the Investor ceases to own any debt or equity securities of the Company or an Affiliate of the Company acquired pursuant to this Agreement, neither the Company nor any Company Subsidiary shall, without the consent of the Investor:

(i) declare or pay any dividend or make any distribution on the Common Stock (other than (A) regular quarterly cash dividends of not more than $0.01 per share, (B) dividends payable solely in shares of Common Stock and (C) dividends or distributions of rights or Junior Stock in connection with a stockholders’ rights plan); or

(ii) other than in connection with the transactions contemplated by the Transaction Outline, redeem, purchase or acquire any shares of Common Stock or other capital stock or other equity securities of any kind of the Company, or any trust preferred securities issued by the Company or any Affiliate of the Company, other than (A) redemptions, purchases or other acquisitions of the TruPs Exchange Securities (which purchases shall be made on a pro rata basis, as provided in Section 4.9(b)), (B) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock, in each case in this clause (B) in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the Share Dilution Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice; provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount, (C) purchases or other acquisitions by a broker-dealer subsidiary of the Company solely for the purpose of market-making, stabilization or customer facilitation transactions in trust preferred securities of the Company or an Affiliate of the Company, Junior Stock or Parity Stock in the ordinary course of its business, (D) purchases by a broker-dealer subsidiary of the Company of trust preferred securities or capital stock of the Company or an Affiliate of the Company for resale pursuant to an offering by the Company of such trust preferred securities or capital stock underwritten by such broker-dealer subsidiary, (E) any redemption or repurchase of rights pursuant to any stockholders’ rights plan, (F) the acquisition by the Company or any of the Company Subsidiaries of record ownership in Junior Stock, Parity Stock or trust preferred securities of the Company or an Affiliate of the Company for the beneficial ownership of any other persons (other than the Company or any other Company Subsidiary), including as trustees or custodians, and (G) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock or trust preferred securities of the Company of an Affiliate of the Company for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case set forth in this clause (G), solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock (clauses (C) and (F), collectively, the “Permitted Repurchases”). “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with GAAP, and as measured from the date of the Company’s most recently filed consolidated financial statements prior to the Private Exchange Offer Closing Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.

(b) Until such time as the Investor ceases to own any TruPs Exchange Securities, the Company shall not repurchase any TruPs Exchange Securities from any holder thereof, whether by means of open market purchase, negotiated transaction, or otherwise, other than Permitted Repurchases, unless it offers to repurchase a ratable portion of the TruPs Exchange Securities then held by the Investor on the same terms and conditions.

(c) “Junior Stock” means Common Stock and any other class or series of stock of the Company the terms of which expressly provide that it ranks junior to the TruPs Exchange Securities as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company. “Parity Stock” means any class or series of stock of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the TruPs Exchange Securities as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(d) The parties agree that, effective as of the Signing Date, Section 4.8 of the January TIP SPA shall be amended in its entirety by replacing such Section 4.8 with the provisions set forth in this Section 4.9 and any terms included in this Section 4.9 that are not otherwise defined in the January TIP SPA shall have the meanings ascribed to such terms in this Agreement.

4.10 Compliance with Employ American Workers Act. Until the Company is no longer deemed a recipient of funding under title I of EESA or section 13 of the Federal Reserve Act for purposes of the EAWA, as the same may be determined pursuant to any regulations or other legally binding guidance promulgated under EAWA, the Company shall comply, and the Company shall take all necessary action to ensure that its subsidiaries comply, in all respects with the provisions of the EAWA and any regulations or other legally binding guidance promulgated under the EAWA. “EAWA” means the Employ American Workers Act (Section 1611 of Division A, Title XVI of the American Recovery and Reinvestment Act of 2009), Public Law No. 111-5, effective as of February 17, 2009, as may be amended and in effect from time to time.

4.11 Compliance with Guidelines of the Home Affordable Modification Program. The Company and each of its subsidiaries shall be in compliance with all obligations applicable to the Company and each of its subsidiaries contained in the Master Agreement relating to the Home Affordable Modification Program and any guidelines issued thereunder.

4.12 Consent to Exchange Offers and Subsidiary Exchange.

(a) Pursuant to Section 4.8(a)(ii) of the January TIP SPA, the Investor hereby irrevocably consents to, and waives any rights in favor of the Investor thereunder arising as a result of, the FDIC TruPs Exchange, the Exchange Offers, the Private Investor Exchanges, the Public Investor Exchanges and the other transactions contemplated by this Agreement and the Treasury Exchange Agreement (other than the rights offering to existing holders and the rights offering to employees contemplated by the Transaction Outline).

(b) Pursuant to Section 4.8(a)(ii) of the January TIP SPA, the Investor hereby irrevocably consents to the issuance and sale by the Company of junior subordinated deferrable interest securities of the Company to certain wholly-owned subsidiaries of the Company in exchange for all shares of its preferred stock designated as “Adjustable Rate Cumulative Preferred Stock, Series Y”, “5.321% Cumulative Preferred Stock, Series YY” or “6.767% Cumulative Preferred Stock, Series YYY” held by such wholly-owned Subsidiaries substantially on the terms discussed between the Company and the Investor prior to the date hereof.

4.13 Suspension of Dividends. The Company shall not suspend dividends on any series of its outstanding Preferred Stock prior to the TruPs Exchange Offer Closing Date.

Article V

Miscellaneous

5.1 Termination. This Agreement may be terminated at any time prior to the TruPs Exchange Offer Closing:

(a) by either the Investor or the Company in the event that any Governmental Entity shall have issued a Governmental Order or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

(b) by the mutual written consent of the Investor and the Company;

(c) by either the Investor or the Company if the Private Exchange Offer Closing shall not have occurred on or prior to September 18, 2009; or

(d) by Investor if the Treasury Exchange Agreement is terminated.

In the event of termination of this Agreement as provided in this Section 5.1, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto except that nothing herein shall relieve either party from liability for any breach of this Agreement, provided that, in the case of termination pursuant to Section 5.1(c), the rights and obligations of the parties set forth in Section 1.2(e) shall survive such termination until 45 days following the Public Investor Exchanges Outside Time.

5.2 Survival of Representations and Warranties. All covenants and agreements, other than those which by their terms apply in whole or in part after the TruPs Exchange Offer Closing shall terminate as of such closing. The representations and warranties of the Company made herein or in any certificates delivered in connection with the TruPs Exchange Offer Closing shall survive such closings without limitation.

5.3 Amendment. Except as otherwise provided in Section 4.7(k), no amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer or a duly authorized representative of each party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative of any rights or remedies provided by law.

5.4 Waiver of Conditions. The conditions to each party’s obligation to consummate the Exchange are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

5.5 Governing Law: Submission to Jurisdiction, Etc. This Agreement will be governed by and construed in accordance with the federal law of the United States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (a) to submit to the exclusive jurisdiction and venue of the United States District Court for the District of Columbia and the United States Court of Federal Claims for any and all civil actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, and (b) that notice may be served upon (i) the Company at the address and in the manner set forth for notices to the Company in Section 5.6 and (ii) the Investor in accordance with federal law. To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to this Agreement or the transactions contemplated hereby.

5.6 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service. All notices hereunder shall be delivered as set forth below or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

(a)	If to the Investor:

Federal Deposit Insurance Corporation
Assistant Director, Resolution Strategies
Division of Resolutions and Receiverships
Attn: Citigroup Shared-Loss
550 17th Street, N.W.
Washington, DC 20429

with a copy to:

Federal Deposit Insurance Corporation
Legal Division
Senior Counsel, Special Issues Unit
Attn: Citigroup Shared-Loss
3501 Fairfax Drive, Arlington, VA 22226

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004
	Facsimile:	(202) 637-3593
	Attention:	Douglas J. Leary, Esq.

(b)	If to the Company:

Citigroup Inc.
399 Park Avenue
New York, New York 10022
	Attention:	Michael S. Helfer, Esq.
General Counsel
	Telephone:	(212) 559-5152
	Facsimile:	(212) 793-5300

Citigroup Inc.
399 Park Avenue
New York, New York 10022
	Attention:	Andrew Felner, Esq.
Deputy General Counsel
	Telephone:	(212) 559-7050
	Facsimile:	(212) 559-7057

with a copy to:

Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
	Attention:	George R. Bason, Jr.
Louis L. Goldberg
Michael Davis
	Facsimile:	(212) 450-3800

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY
	Attention:	Jeffrey D. Karpf
	Facsimile:	(212) 225-3999

5.7 Definitions

(a) When a reference is made in this Agreement to a subsidiary of a person, the term “subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity (x) of which such person or a subsidiary of such person is a general partner or (y) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such entity, is directly or indirectly owned by such person and/or one or more subsidiaries thereof.

(b) The term “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise.

(c) The term “Governmental Order” means any order, injunction, stipulation, decree or award entered by or with any Governmental Entity.

(d) To the extent any securities issued pursuant to this Agreement or the transactions contemplated hereby are registered in the name of a designee of the Investor pursuant to Sections 1.2 or 5.8(c) or transferred to an Affiliate of the Investor, all references herein to the Investor holding or owning any debt or equity securities of the Company Securities or Registrable Securities (and any like variations thereof) shall be deemed to refer to the Investor, together with such designees and/or Affiliates, holding or owning any debt or equity securities or Registrable Securities (and any like variations thereof), as applicable.

5.8 Assignment. Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other party, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (a) an assignment, in the case of a Business Combination where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such Business Combination or the purchaser in such sale, (b) as provided in Section 4.6 and (c) an assignment by the Investor of this Agreement to an Affiliate of the Investor; provided that if Investor assigns this Agreement to its Affiliate, the Investor shall be relieved of its obligations under this Agreement and all rights and obligations of the Investor hereunder shall be exercised by, and shall be the responsibility of, such Affiliate. “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Company’s stockholders.

5.9 Entire Agreement, Etc. This Agreement (including the Annexes and Schedules hereto) and the relevant defined terms and definitions set forth in the Treasury Exchange Agreement referred to herein, and incorporated herein by reference, constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.

5.10 Counterparts and Facsimile. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

5.11 Severability. If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

5.12 No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor any benefit, right or remedies, except that the provisions of Section 4.6 shall inure to the benefit of the persons referred to in that Section.

5.13 Time of Essence. Other than with respect to Section 4.6, which the parties shall comply with in accordance with its terms, time is of the essence in the performance of each and every term of this Agreement.

5.14 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled (without the necessity of posting a bond) to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

5.15 Limitation of Liability.

(a) Notwithstanding any other provision of this Agreement, with respect to any right or obligation under this Agreement that references or relates to any Government Act in effect as of the date hereof, it is expressly agreed that a Subsequent Government Act may be made and that such Subsequent Government Act may increase or decrease the Company’s obligations or costs under this Agreement.

(b) For purposes of this Agreement, (i) “Government Act” means any statute, law, legislation, regulation, order, judgment, decree, ruling or similar requirement which is enacted, adopted or promulgated by the United States Government (defined herein to include the legislature and executive and to include without limitation its departments, subdivisions, agencies and instrumentalities) and (ii) “Subsequent Government Act” means any Government Act (including, but not limited to, any amendment or modification of, or change to, a Government Act) that is enacted, adopted or promulgated by the United States Government after the execution of this Agreement and that is generally applicable to financial institutions that are similarly situated to the Company.

*     *     *

In Witness Whereof, this Agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date first herein above written.

CITIGROUP INC.

By:	/s/ Edward J. Kelly, III
Name:	Edward J. Kelly, III
Title:	Chief Financial Officer

FEDERAL DEPOSIT INSURANCE CORPORATION

By:	/s/ Steven O. App
Name:	Steven O. App
Title:	Deputy to the Chairman and Chief Financial Officer

ANNEX A

[RESERVED]

ANNEX B

FORM OF OPINION

(a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(b) The Company has the corporate power and authority to execute and deliver the Agreement and the other Transaction Documents and to carry out its obligations thereunder (which includes causing the TruPs Issuer to take the actions specified in the Agreement).

(c) The execution, delivery and performance by the Company of the Agreement and the other Transaction Documents, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company and its stockholders, and no further approval or authorization is required on the part of the Company.

(d) The Agreement and each of the other Transaction Documents has been duly and validly authorized, and duly executed and delivered, by the Company and, assuming the due execution and delivery by the other parties thereto, is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by the Bankruptcy Exceptions; provided, however, such counsel need express no opinion with respect to Section 4.6(g) or the severability provisions of the Agreement insofar as Section 4.6(g) is concerned.

(e) The TruPs Issuer has been duly created and is validly existing and in good standing as a statutory trust under the Statutory Trust Act of the State of Delaware. The TruPs Issuer has the statutory trust power and authority to issue the TruPs Exchange Securities and to enter into, and perform its obligations under, the Declaration.

(f) The TruPs Exchange Securities have been duly and validly authorized by the TruPs Issuer and executed by a regular trustee of the TruPs Issuer and, when the TruPs Exchange Securities are issued and delivered pursuant to the Agreement, the TruPs Exchange Securities will represent validly issued, fully paid and non-assessable (subject to Sections 3.10(a)(iv), 9.2 and 9.8 of the Declaration) undivided beneficial interests in the assets of the TruPs Issuer. Holders of TruPs Exchange Securities are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. The issuance of the TruPs Exchange Securities will not be subject to any preemptive rights.

(g) The Declaration has been duly and validly authorized, and duly executed and delivered, by the Company and the regular trustees named in the Declaration, and assuming due execution and delivery by the institutional trustee and the Delaware trustee, the Declaration is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions. The Declaration has been duly qualified under the Trust Indenture Act and does comply in all material respects with the applicable requirements of the Trust Indenture Act or is exempt from such qualification.

(h) The Guarantee has been duly and validly authorized, and duly executed and delivered, by the Company, and assuming due execution and delivery by the guarantee trustee, the Guarantee is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions. The Guarantee has been duly qualified under the Trust Indenture Act and does comply in all material respects with the applicable requirements of the Trust Indenture Act or is exempt from such qualification.

(i) The Indenture has been duly and validly authorized, and duly executed and delivered, by the Company, and assuming due execution and delivery by the indenture trustee, the Indenture is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy Exceptions. The Indenture has been duly qualified under the Trust Indenture Act and does comply in all material respects with the Trust Indenture Act or is exempt from such qualification.

(j) The Subordinated Debentures have been duly and validly authorized by the Company and, assuming such Subordinated Debentures have been duly authenticated by the indenture trustee in the manner provided for in the Indenture and delivered to the TruPs Issuer against consideration therefor, have been duly and validly issued and are valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to the Bankruptcy Exceptions, and are in the form contemplated by, and entitled to the benefits of, the Indenture.

(k) The TruPs Issuer is not now, nor after giving effect to the transactions contemplated hereby will be, and the TruPs Issuer is not controlled by, or acting on behalf of any person which is, an “investment company” within the meaning of the Investment Company Act.

ANNEX C

[RESERVED]

ANNEX D

[RESERVED]

ANNEX E

TAX BENEFITS PRESERVATION PLAN

dated as of

June 9, 2009

between

CITIGROUP INC.,

and

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent

i

TAX BENEFITS PRESERVATION PLAN

RIGHTS PLAN (this “Rights Plan”) dated as of June 9, 2009 between Citigroup Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, (a) the Company and certain of its Subsidiaries have generated certain Tax Benefits (as defined below) for United States federal income tax purposes; (b) the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below), and thereby preserve the Company’s ability to utilize such Tax Benefits, and (c) in furtherance of such objective, the Company desires to enter into this Rights Plan;

WHEREAS, on June 9, 2009, the Board of Directors of the Company authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined below) outstanding at the close of business (as defined below) on June 22, 2009 (the “Record Date”) and authorized the issuance, upon the terms and subject to the conditions herein, of one Right (subject to adjustment) in respect of each share of Common Stock issued after the Record Date, each Right representing the right to purchase, upon the terms and subject to the conditions herein, one one-millionth (subject to adjustment) of a share of Preferred Stock (as defined below);

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions. The following terms, as used herein, have the following meanings:

“5% Shareholder” means (i) a Person or group of Persons that is a “5-percent shareholder” of the Company pursuant to Treasury Regulation Section 1.382-2T(g) (other than any “public group” that results, pursuant to Treasury Regulation Section 1.382-2T(j)(2)(iii), from an Announced Exchange) or (ii) a Person that is a “first tier entity” or “higher tier entity” (as such terms are defined in Treasury Regulation Section 1.382-2T(f)) of the Company if that Person has a “public group” or individual, or a “higher tier entity” of that Person has a “public group” or individual, that is treated as a “5-percent shareholder” of the Company pursuant to Treasury Regulation Section 1.382-2T(g).

“Acquire” (or “Own”) means to obtain (or have, respectively) ownership for purposes of Section 382 of the Code without regard to the constructive ownership rules described in Treasury Regulation Section 1.382-2T(h)(2), (h)(3) and (k) (and “Acquisition” shall have a correlative meaning); provided that for purposes of this definition (i) no Person in Specified Person Group I shall be treated for purposes of Section 382 of the Code (including any Treasury Regulations thereunder) as the same Person as, or related to, any Person in

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Specified Person Group II, except to the extent a Person in Specified Person Group I makes a “coordinated acquisition” of Company Securities (within the meaning of Treasury Regulations Section 1.382-3(a)(1)(i)) with any Person in Specified Person Group II after the date hereof and (ii) no Person in Specified Person Group I shall be treated as “Acquiring” (or “Owning”) any Company Security by reason of any obtainment of ownership (or possession of ownership, respectively) for purposes of Section 382 of the Code of such Company Security by Persons in Specified Person Group II provided that such Company Security was not obtained pursuant to a “coordinated acquisition” (within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i)) by a Person in Specified Person Group II with any Person in Specified Person Group I after the date hereof. No Person in Specified Person Group I shall be considered as “Acquiring” Company Securities as a result of (A) a transaction that does not result in the percentage stock ownership interest of the Company, as determined in accordance with Treasury Regulation Sections 1.382-2(a), 1.382-2T(g), (h), (j) and (k) of any Person or “public group” changing, (B) an exercise or receipt of warrants or conversion of Company Securities that were issued by the Company to a Person in Specified Person Group I pursuant to the Specified Exchange Agreement or an Announced Exchange, (C) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (D) the exchange by Persons in Specified Person Group I of Company preferred stock or trust preferred securities for Company Securities in an Announced Exchange (other than pursuant to the Specified Exchange Agreement), provided that in the event that Persons in Specified Person Group I acquire Company Securities in Announced Exchanges (other than pursuant to the Specified Exchange Agreement) with a face or principal amount in excess of $20,000,000 (the “$20 Million Exchange Cap”), Persons in Specified Person Group I shall be deemed to Acquire Company Securities to the extent that such Persons no longer own Company Securities of the same type and in the same amount as the Company Securities acquired in such Announced Exchange in excess of the $20 Million Exchange Cap, (E) any transaction where the Company and a Person in Specified Person Group I are both principals to the transaction (including, for the avoidance of doubt, any distribution or exercise of rights pursuant to any rights plan adopted by the Company) other than an Announced Exchange, (F) In-Kind Distributions to a Person in Specified Person Group I unless and until the IKD Value Limit has been exceeded or (G) an acquisition of Qualifying Debt Securities so long as (x), immediately after such acquisition, Persons in Specified Person Group I do not Own a majority of the principal amount of the applicable series of Qualifying Debt Securities and (y) either (I) prior to making the acquisition of Qualifying Debt Securities, a Person in Specified Person Group I obtains an unqualified “will” level tax opinion from a nationally recognized tax counsel in the United States stating that the acquisition of such Qualifying Debt Securities will not be treated as an acquisition of “stock” within the meaning of Treasury Regulation Section 1.382-2T(f)(18) or (II) the value of all Qualifying Debt Securities that are Company Securities and that are acquired by Persons in Specified Person Group I (individually or in the aggregate) pursuant to this clause (II) does not exceed the QDS Value Limit.

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“Acquiring Person” means any Person who or which is or becomes a 5% Shareholder (other than by reason of Treasury Regulation Section 1.382-2T(j)(3)(i) or solely as a result of a transaction in which no “5-percent shareholder” (as defined in Section 382 of the Code and Treasury Regulations thereunder) experiences an increase in its percentage stock ownership interest of the Company, as determined in accordance with Treasury Regulation Sections 1.382-2(a), 1.382-2T(g), (h), (j) and (k)), whether or not such Person continues to be a 5% Shareholder, but shall not include:

(i) any Exempt Person;

(ii) any Grandfathered Person;

(iii) the U.S. Government;

(iv) any Person who or which the Board determines, in its sole discretion, has inadvertently become a 5% Shareholder (or has either inadvertently failed to continue to qualify as a Grandfathered Person or inadvertently failed to be excluded from the definition of an “Acquiring Person” pursuant to clause (vii) below), so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such Person’s Percentage Stock Ownership is less than 5% (or, in the case of any Person who or which has inadvertently failed to continue to qualify as a Grandfathered Person or inadvertently failed to be excluded from the definition of an “Acquiring Person” pursuant to clause (vii) below, the Company Securities that caused such Person to so fail to qualify as a Grandfathered Person or fail to be excluded from the definition of an “Acquiring Person” pursuant to clause (vii) below);

(v) any Person that has become a 5% Shareholder if the Board in good faith determines that such Person’s attainment of 5% Shareholder status has not jeopardized or endangered the Company’s utilization of the Tax Benefits; provided that such Person does not increase its Percentage Stock Ownership over such Person’s lowest Percentage Stock Ownership immediately following such determination by the Board, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (B) any redemption of Company Securities by the Company; and provided further that such Person shall be an “Acquiring Person” if the Board makes a contrary determination in good faith;

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(vi) any Person if, on the date that would have been (absent this clause (vi) of the definition of “Acquiring Person”) a Stock Acquisition Date with respect to such Person, such Person does not Beneficially Own any Company Securities;

(vii) any Person who or which has become a 5% Shareholder (or failed to continue to qualify as a Grandfathered Person) solely as a result of an in-kind distribution of Company Securities (whether or not in redemption of a Fund Vehicle interest) to such Person (or to an Affiliate) from a Fund Vehicle (or the receipt of cash in lieu of such in-kind distribution); provided that either (A) (1) the Person (or Affiliate) is not and does not control the general partner or investment manager of the Fund Vehicle and is not otherwise principally responsible for the investment decisions of the Fund Vehicle and (2) the Person (or Affiliate) was not otherwise able, using commercially reasonable efforts, to prevent the Fund Vehicle from distributing Company Securities to such Person (or Affiliate), including by electing wherever possible to not have its interest in such Fund Vehicle redeemed, (B) the Person (or Affiliate) is not and does not control the general partner or investment manager of the Fund Vehicle and is not otherwise principally responsible for the investment decisions of the Fund Vehicle and the Person (or Affiliate) receives only cash in lieu of an in-kind distribution of Company Securities from a Fund Vehicle or (C) the Person (or Affiliate) is or controls the general partner or investment manager of the Fund Vehicle or is otherwise principally responsible for the investment decisions of the Fund Vehicle and (1) the Fund Vehicle does not offer its investors the right to elect cash in lieu of an in-kind distribution of Company Securities and (2) only cash in lieu of an in-kind distribution of Company Securities is made to the Person (or Affiliate) (a distribution described in (A), (B) or (C), an “In-Kind Distribution”); provided further that such Person shall be an “Acquiring Person” if such Person (I) is not in Specified Person Group I or Specified Person Group II and such Person increases its Percentage Stock Ownership after the In-Kind Distribution, other than any increase pursuant to or as a result of (x) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (y) any redemption of Company Securities by the Company or (z) an additional In-Kind Distribution, (II) is in Specified Person Group I and such Person Acquires any Company Securities after the In-Kind Distribution, other than pursuant to (w) an additional In-Kind Distribution, (x) the exception contained in the proviso in clause (iii) of the definition of “Grandfathered Person,” (y) the Specified Exchange Agreement or an Announced Exchange or (z) an exercise or receipt of warrants or conversion of Company Securities that were issued by the Company to a Person in Specified Person Group I pursuant to the Specified Exchange Agreement or an Announced Exchange, or (III) is in Specified Person Group II and such Person acquires directly or indirectly (other than any acquisition

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resulting from a direct or indirect acquisition by a Person in Specified Person Group I, if not effected pursuant to a “coordinated acquisition” (within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i)) with a Person in Specified Person Group II) any Company Securities after the In-Kind Distribution, other than pursuant to an additional In-Kind Distribution; provided further that for purposes of each of clause (A)(2), (B) and (C) (but not for purposes of clause (A)(1)) in the first proviso in this clause (vii), no Person in Specified Person Group II shall be considered an Affiliate of any Person in Specified Person Group I (or vice versa); and

(viii) any Person that Beneficially Owns at least a majority of the Common Stock following consummation of a Qualified Offer, and, for so long as the Series M Stock remains outstanding, at least a majority of the Series M Stock following consummation of a Qualified Offer.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such Person, whether through the ownership of voting securities by contract or otherwise.

“Announced Exchange” means (i) the exchanges occurring pursuant to the Exchange Agreements described in the Form 8-K filed by the Company with the Securities Exchange Commission on March 19, 2009 and (ii) the exchanges occurring pursuant to the exchange offers described in the Company’s Form S-4 dated March 19, 2009, as such form may be amended or updated from time to time.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own,” any securities (i) which such Person directly owns or (ii) which such Person would be deemed to constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder.

“Board” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“close of business” on any given date means 5:00 p.m., New York City time, on such date; provided that if such date is not a Business Day “close of business” means 5:00 p.m., New York City time, on the next succeeding Business Day.

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“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

“Common Stock” means the Common Stock, par value $0.01 per share, of the Company.

“Company Securities” means (i) shares of Common Stock, (ii) shares of preferred stock (other than Straight Preferred Stock) of the Company, (iii) warrants, rights, or options (including any interest treated as an option pursuant to Treasury Regulation Section 1.382-4(d)(9)) to acquire stock (other than Straight Preferred Stock) of the Company and (iv) any other interest that would be treated as “stock” of the Company pursuant to Treasury Regulation Section 1.382-2T(f)(18).

“Distribution Date” means the earlier of (i) the close of business on the tenth Business Day after a Stock Acquisition Date and (ii) the close of business on the tenth Business Day (or such later day as may be designated prior to a Stock Acquisition Date by the Board) after the date of the commencement of a tender or exchange offer by any Person if, upon consummation thereof, such Person would or could be an Acquiring Person; provided, however, that if either of such dates occurs after the date of this Rights Plan and on or prior to the Record Date, then the Distribution Date shall be the Record Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, unless otherwise expressly specified.

“Exchange Offer Participant” means any Person (except for any Person in Specified Person Group I or Specified Person Group II) that participates in an Announced Exchange with the Company and that, immediately after the consummation of such Announced Exchange, would (x) be a 5% Shareholder or (y) own Company Securities that would be Beneficially Owned by a 5% Shareholder; provided that, in either case, such Person does not increase such Person’s Percentage Stock Ownership (other than pursuant to such Announced Exchange) between the date hereof and the consummation of such Announced Exchange.

“Exempt Person” means the Company, any Subsidiary of the Company (in each case including, without limitation, in any fiduciary capacity), any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company, or any entity or trustee holding Company Securities to the extent organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement.

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“Expiration Date” means the earlier of (i) the Final Expiration Date and (ii) the time at which all Rights are redeemed as provided in Section 41 or exchanged as provided in Section 42.

“Final Expiration Date” means the date that is thirty-six (36) months and one day after the date hereof.

“Fund Vehicle” means any entity or arrangement that is, or that is operated as or as part of, a private equity fund, hedge fund or other pooled investment vehicle or similar arrangement. For avoidance of doubt, (i) a given Fund Vehicle may be operated alone or together with one or more related Fund Vehicles that were organized pursuant to the same marketing process, that are managed by the same general partner or investment manager (or an Affiliate thereof), that have substantially the same investment objectives and that generally co-invest or invest lockstep together in investment opportunities; and (ii) where an investor holds an interest in a master fund through an entity or arrangement formed by a sponsor of a master fund (which sponsor is unaffiliated with such investor) solely to be a feeder vehicle for one or more investors to invest in that master fund, (A ) the underlying master fund shall be treated as the Fund Vehicle for purposes of this definition and (B) a distribution of Company Securities from the master fund to a feeder vehicle described in clause (ii) that then results in a distribution by that feeder vehicle to the investor will be treated in the same manner under this Plan as though that distribution by the feeder vehicle had been distributed by the master fund to the investor.

“Grandfathered Person” means:

(i) any Person (other than each Exchange Offer Participant (without regard to the proviso in the definition of “Exchange Offer Participant”), each Person in Specified Person Group I and each Person in Specified Person Group II) who would otherwise qualify as an Acquiring Person as of the date of this Rights Plan, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one-quarter of one percentage point over such Person’s lowest Percentage Stock Ownership on or after the date of this Rights Plan, other than any increase pursuant to or as a result of (A) the exercise of any option, warrant or convertible instrument to purchase Company Securities that such Person held as of the date of this Rights Plan, (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (C) any redemption of Company Securities by the Company;

(ii) an Exchange Offer Participant, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one-quarter of one percentage point over such Person’s lowest Percentage Stock Ownership after the consummation of the last of the Announced Exchanges, other than an increase pursuant to or as a result of (A) the exercise of any option, warrant or convertible instrument to purchase Company Securities that such Person held as of the date of

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this Rights Plan, (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (C) any redemption of Company Securities by the Company;

(iii) each Person in Specified Person Group I, unless and until (A) Persons in Specified Person Group I (individually or in the aggregate) cumulatively Acquire (disregarding any Acquisition in compliance with the immediately following proviso or any Acquisition pursuant to the Specified Exchange Agreement) on or after the Specified Exchange Closing Date any Company Securities except, until the IKD Value Limit has been exceeded, to the extent that the value of all such Company Securities Acquired by Persons in Specified Person Group I does not exceed the value of one-quarter of one percentage point of the then-outstanding Common Stock (the “Quarter Percentage Point Cap”), as calculated in the following manner: the sum of each percentage, calculated separately for each such Acquisition, equal to the product of (1) 100 and (2) the fraction, (x) the numerator of which is the value of such Company Securities Acquired in such Acquisition, and (y) the denominator of which is the product of (I) the price of a share of Common Stock and (II) the number of shares of Common Stock outstanding on the date of the applicable Acquisition, all as reasonably determined by the Board in good faith; for purposes of the foregoing, the price of a share of Common Stock shall be determined using the 20 trading day trailing average closing price for a share of Common Stock for the period ending on the date of the applicable Acquisition; provided, however, that at any time in which (x) Persons in Specified Person Group I, in the aggregate, Own less than 3% of the shares of the then-outstanding Common Stock (the “3% Cap”) and (y) no Person in Specified Person Group I has actual knowledge of any fact that would preclude the Company from relying on the presumption set forth in the first sentence of Treasury Regulation Section 1.382-2T(g)(5)(i)(B), one or more Persons included in Specified Person Group I may (individually or in the aggregate) Acquire, in addition to any Company Securities Acquired in compliance with the Quarter Percentage Point Cap, shares of Common Stock if such Acquisition does not, in the aggregate, cause Persons in Specified Person Group I to Own more than the 3% Cap, and no Person shall be considered an Acquiring Person or fail to be described in this clause (iii) solely as a result of such Acquisition or (B) any Person in Specified Person Group I Acquires any Company Securities during the period from March 18, 2009 through and including the date prior to the Specified Exchange Closing Date;

(iv) each Person in Specified Person Group II, unless and until Persons in Specified Person Group II directly or indirectly (excluding any acquisition as a result of a direct or indirect acquisition by a Person in Specified Person Group I if not effected pursuant to a “coordinated acquisition” within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) with a Person in Specified Person Group II) acquire in the aggregate, at any time after the Specified Exchange Closing Date, any Company Securities except to the extent that the value of all such Company Securities directly or indirectly acquired by Persons in Specified

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Person Group II does not exceed the value of one-quarter of one percentage point of the then-outstanding Common Stock, as calculated in the following manner: the sum of each percentage, calculated separately for each such acquisition, equal to the product of (1) 100 and (2) the fraction, (x) the numerator of which is the value of such Company Securities acquired in such acquisition, and (y) the denominator of which is the product of (I) the price of a share of Common Stock and (II) the number of shares of Common Stock outstanding on the date of the applicable acquisition, all as reasonably determined by the Board in good faith; for purposes of the foregoing, the price of a share of Common Stock shall be determined using the 20 trading day trailing average closing price for a share of Common Stock for the period ending on the date of the applicable acquisition, other than (A) any acquisition pursuant to or as a result of a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (B) any acquisition in which no Person’s or “public group’s” percentage stock ownership interest of the Company, as determined in accordance with Treasury Regulation Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k), has changed or (C) the receipt of any Company Securities pursuant to an Announced Exchange or pursuant to an exercise of warrants or conversion of Company Securities that were issued by the Company to a Person in Specified Person Group II pursuant to an Announced Exchange; provided that no Person in Specified Person Group II directly or indirectly (excluding any acquisition as a result of a direct or indirect acquisition by a Person in Specified Person Group I if not effected pursuant to a “coordinated acquisition” within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) with a Person in Specified Person Group II) acquires any Company Securities (other than pursuant to such Announced Exchange) between the date hereof and the consummation of the first of the Announced Exchanges; and

(v) any Person who would otherwise qualify as an Acquiring Person as a result of a redemption of Company Securities by the Company, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one-quarter of one percentage point over such Person’s lowest Percentage Stock Ownership on or after the date of such redemption, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (B) any subsequent redemption of Company Securities by the Company.

The “IKD Value Limit” has been exceeded if the value of all In-Kind Distributions of Company Securities (but not In-Kind Distributions of cash in lieu of Company Securities) to Persons in Specified Person Group I is more than the value of one-quarter of one percentage point of the then-outstanding Common Stock, as calculated in the following manner: the sum of each percentage, calculated separately for each such In-Kind Distribution, equal to the product of (a) 100 and (b) the fraction, (i) the numerator of which is the value of such In-Kind Distribution at the time of the distribution and (ii) the denominator of which is the product of (A) the price of a share of Common Stock and (B) the number of

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shares of Common Stock outstanding on the date of the applicable In-Kind Distribution, all as reasonably determined by the Board in good faith; for purposes of the foregoing, the price of a share of Common Stock shall be determined using the 20 trading day trailing average closing price for a share of Common Stock for the period ending on the date of the applicable In-Kind Distribution.

“Percentage Stock Ownership” means the percentage stock ownership interest of the Company, as determined in accordance with Treasury Regulation Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k); provided, however, that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Company Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Treasury Regulation Section 1.382-2T(h)(2)(i)(A).

“Permitted Transferee” means Eurovest Pte Ltd or any direct or indirect wholly owned subsidiary of Eurovest Pte Ltd that agrees to be bound by the Specified Exchange Agreement.

“Person” means any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, governmental entity, or other entity, or any group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity. For the avoidance of doubt, a Person in Specified Person Group I shall not be treated as making a “coordinated acquisition” within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) (a) with a Person in Specified Person Group II solely by reason of being an Affiliate of a Person in Specified Person Group II or (b) with the Government of Singapore or the Monetary Authority of Singapore solely by reason of the Government of Singapore or the Monetary Authority of Singapore, respectively, owning equity in or making a capital contribution to, having an investment management arrangement with, or having investment assets held or acquired pursuant to such arrangements with, a Person in Specified Person Group I.

“Preferred Stock” means the Series R Participating Cumulative Preferred Stock, $1.00 par value per share, of the Company, having the terms set forth in the form of certificate of designation attached hereto as Exhibit A.

“Purchase Price” means the price (subject to adjustment as provided herein) at which a holder of a Right may purchase one one-millionth of a share of Preferred Stock (subject to adjustment as provided herein) upon exercise of a Right, which price shall initially be $20.00.

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The “QDS Value Limit” has been exceeded if the value of all Qualifying Debt Securities acquired by Persons in Specified Person Group I pursuant to clause (G)(y)(II) in the definition of “Acquire” is more than the value of one-quarter of one percentage point of the then-outstanding Common Stock plus the value of the applicable Qualifying Debt Securities acquired, as calculated in the following manner: the sum of each percentage, calculated separately for each such acquisition of Qualifying Debt Securities, equal to the product of (a) 100 and (b) the fraction, (i) the numerator of which is the value of such Qualifying Debt Securities at the time acquired and (ii) the denominator of which is the sum of (I) the product of (A) the price of a share of Common Stock using the 20 trading day trailing average closing price for a share of Common Stock and (B) the number of shares of Common Stock outstanding on the date of the applicable acquisition of such Qualifying Debt Securities and (II) the value of such Qualifying Debt Securities, all as reasonably determined by the Board in good faith; for purposes of the foregoing, the price of a share of Common Stock shall be determined using the 20 trading day trailing average closing price for a share of Common Stock for the period ending on the date of the applicable acquisition.

“Qualified Offer” shall mean an offer determined by a majority of the Board to have each of the following characteristics with respect to the Common Stock and, for so long as the Series M Stock remains outstanding, with respect to the Series M Stock:

(A) With respect to the Common Stock:

(i) a tender or exchange offer for all of the outstanding shares of Common Stock at the same per-share consideration;

(ii) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii) an offer that is conditioned on a minimum of at least a majority of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(iv) an offer pursuant to which the Person making such offer has announced that it intends, as promptly as practicable upon successful completion of the offer, to consummate a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same form and amount of consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any; and

(B) With respect to the Series M Stock:

(i) a tender or exchange offer for all of the outstanding shares of Series M Stock at the same per-share consideration;

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(ii) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii) an offer that is conditioned on a minimum of at least a majority of the outstanding shares of the Series M Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable; and

(iv) an offer pursuant to which the Person making such offer has announced that it intends, as promptly as practicable upon successful completion of the offer, to consummate a second step transaction whereby all shares of the Series M Stock not tendered into the offer (to the extent still outstanding) will be acquired at the same form and amount of consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any.

“Qualifying Debt Securities” means securities of the Company (i) that are not exchangeable or convertible into Company Securities and (ii) for which the applicable disclosure document relating to the issuance of such securities states, without qualification, that the securities “will” be treated as indebtedness (or assumes, without qualification, that the securities are indebtedness) for U.S. federal income tax purposes.

“Section 382” means Section 382 of the Code, or any comparable successor provision.

“Securities Act” means the Securities Act of 1933, as amended, unless otherwise expressly specified.

“Series M Stock” means the Series M Common Stock Equivalent, $1.00 par value per share, of the Company.

“Specified Exchange Agreement” means the Exchange Agreement dated March 18, 2009, between the Company and the Specified Investor.

“Specified Exchange Closing Date” means the date on which the closing of the exchange effected pursuant to the Specified Exchange Agreement occurs.

“Specified Investor” means the Government of Singapore Investment Corporation Pte Ltd.

“Specified Person Group I” means (i) the Specified Investor, (ii) any Affiliate of the Specified Investor that is directly or indirectly “controlled by” (as such term is used in the definition of the term “Affiliate”) the Specified Investor

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and (iii) each Permitted Transferee; provided that a Fund Vehicle shall not be included in “Specified Person Group I” unless a Person described in clause (i), (ii) or (iii) of this definition is the general partner or investment manager of the Fund Vehicle or is otherwise principally responsible for the investment decisions of the Fund Vehicle.

“Specified Person Group II” means (i) Temasek Holdings (Private) Ltd, (ii) any Affiliate of Temasek Holdings (Private) Ltd that is directly or indirectly “controlled by” (as such term is used in the definition of the term “Affiliate”) Temasek Holdings (Private) Ltd, (iii) the Government of Singapore and the Monetary Authority of Singapore and (iv) any other Person that (A) is treated for purposes of Treasury Regulations Section 1.382-2T (by reason of Treasury Regulation Section 1.382-2T(h)(2)(iii)(C) (for the avoidance of doubt, including the flush language at the end of Treasury Regulation Section 1.382-2T(h)(2)(iii)) and/or by reason of such Person constituting the Government of Singapore or an agency, instrumentality or unit of the Government of Singapore) as the same “individual” (or the same entity or same other party, as applicable) as any Person in Specified Person Group I and (B) is not a Person in Specified Person Group I.

“Stock Acquisition Date” means the date of the first public announcement (including the filing of a report on Schedule 13D or Schedule 13G under the Exchange Act (or any similar or successor report)) by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

“Straight Preferred Stock” means preferred stock that is not treated as stock pursuant to Treasury Regulation Section 1.382-2(a)(3).

“Subsidiary” of any Person means any other Person of which securities or other ownership interests having ordinary voting power, in the absence of contingencies, to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such first Person.

“Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries.

“Trading Day” means a day on which the principal national securities exchange or over-the-counter market on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange or over-the-counter market, a Business Day.

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“Treasury Regulation” means any final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

“U.S. Government” means any of (i) the federal government of the United States of America, (ii) any instrumentality or agency of the federal government of the United States of America and (iii) any Person wholly-owned by, or the sole beneficiary of which is, the federal government of the United States or any instrumentality or agency thereof.

Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Adjustment Shares	9
Company	Preamble
Exchange Ratio	21
In-Kind Distribution	1
Ownership Statement	3(a)
Quarter Percentage Point Cap	1
Record Date	Recitals
Redemption Price	20
Right	Recitals
Rights Agent	Preamble
Right Certificate	4
3% Cap	1
Trust	21
Trust Agreement	21
$20 Million Exchange Cap	1

Section 2. Other Definitional and Interpretative Provisions; Application to Series M Preferred Stock. (a) The words “hereof”, “herein” and “hereunder” and words of like import used in this Rights Plan shall refer to this Rights Plan as a whole and not to any particular provision of this Rights Plan. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Rights Plan unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Rights Plan as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Rights Plan. Any singular term in this Rights Plan shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Rights Plan, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and

16

comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any agreement or contract listed on any schedules hereto, all such amendments, modifications or supplements must also be listed in the appropriate schedule. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to any statute, rules or regulations shall be deemed to refer to such statute, rules or regulations as amended from time to time and to any successors thereto.

(a) Application to Series M Stock. Notwithstanding anything else contained herein, one Right shall be issued with respect to each one one-millionth of a share of Series M Stock outstanding as of the Record Date or issued after the Record Date but prior to the earlier of a Distribution Date and the Expiration Date, and the provisions of this Rights Plan shall be construed to give effect to the foregoing, so that such provisions are applied with respect to the Series M Stock in the same manner as applied to the Common Stock (or if the context so requires, as would apply had the Series M Stock been converted into or exchanged for Common Stock), mutatis mutandis. Upon conversion or exchange of any share of Series M Stock into shares of Common Stock, the Rights associated with such share will automatically be extinguished, and a Right will be issued in respect of each such share of Common Stock. The Board shall have the exclusive power and authority to interpret the provisions of this Rights Plan to give effect to the foregoing. All such interpretations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties.

Section 3. Issuance of Rights and Right Certificates. (a) As soon as practicable after the Record Date, the Company will send a summary of the Rights substantially in the form of Exhibit B hereto, by first class mail, postage prepaid, to each record holder of the Common Stock as of the close of business on the Record Date. Certificates for the Common Stock, or current ownership statements issued with respect to uncertificated shares of Common Stock in lieu of such a certificate (an “Ownership Statement”) (which Ownership Statements shall be deemed to be Right Certificates), issued after the Record Date but prior to the earlier of a Distribution Date and the Expiration Date shall have printed or written on or otherwise affixed to them the following legend:

This [certificate] [statement] also evidences certain Rights as set forth in a Rights Plan between Citigroup, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, dated as of June 9, 2009, and as amended from time to time (the “Rights Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. The Company will mail

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to the holder of this [certificate] [statement] a copy of the Rights Plan without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Plan, such Rights may be evidenced by separate [certificate] [statements] instead of by this [certificate] [statement] and may be redeemed or exchanged or may expire. As set forth in the Rights Plan, Rights issued or transferred to, or Beneficially Owned by, any Person who is, was or becomes an Acquiring Person (as such terms are defined in the Rights Plan), whether currently Beneficially Owned by or on behalf of such Person or by any subsequent holder, may be null and void.

(b) Prior to a Distribution Date, Section 4 the Rights will be evidenced by certificates for the Common Stock or Ownership Statements and not by separate Right Certificates (as hereinafter defined) and the registered holders of the Common Stock shall be deemed to be the registered holders of the associated Rights, and Section 5 the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock.

(c) From and after a Distribution Date, the Rights will be evidenced solely by separate Right Certificates or Ownership Statements and will be transferable only in connection with the transfer of the Right Certificates pursuant to Section 10. As soon as practicable after the Company has notified the Rights Agent of the occurrence of a Distribution Date, the Rights Agent will send, by first class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person), one or more Right Certificates evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. If an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 25, the Company shall, at the time of distribution of the Right Certificates, make the necessary and appropriate rounding adjustments in accordance with Section 29(a) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.

(d) Rights shall be issued in respect of all shares of Common Stock outstanding as of the Record Date or issued (on original issuance or out of treasury) after the Record Date but prior to the earlier of a Distribution Date and the Expiration Date. In addition, in connection with the issuance or sale of shares of Common Stock following a Distribution Date and prior to the Expiration Date, the Company shall, with respect to shares of Common Stock so issued or sold Section 6 pursuant to the exercise of stock options or under any employee plan or arrangement or Section 7 upon the exercise, conversion or exchange of other securities issued by the Company prior to the Distribution Date, and Section 8 may, in any other case, if deemed appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided that no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise be made in lieu of the issuance thereof.

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Section 9. Form of Right Certificates. (a) The certificates evidencing the Rights (and the forms of assignment, election to purchase and certificates to be printed on the reverse thereof) (the “Right Certificates”) shall be substantially in the form of Exhibit C hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Plan, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. The Right Certificates, whenever distributed, shall be dated as of the Record Date.

(e) The Right Certificates shall be executed on behalf of the Company by its Chief Executive Officer, its Chairman of the Board, its President, its Vice Chairman or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary, an Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose manual or facsimile signature is affixed to the Right Certificates ceases to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may, nevertheless, be countersigned by the Rights Agent and issued and delivered with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Plan any such Person was not such an officer.

(f) Notwithstanding any of the provisions of this Rights Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock issuable upon exercise of the Rights made in accordance with the provisions of this Rights Plan.

Section 10. Registration; Transfer and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Following a Distribution Date, the Rights Agent shall keep or cause to be kept, at its principal office or offices designated as the place for surrender of Right Certificates upon exercise, transfer or exchange, books for registration and transfer of the Right Certificates. Such books shall show with respect to each Right Certificate the name and address of the registered holder thereof, the number of Rights indicated on the certificate and the certificate number.

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(g) At any time after a Distribution Date and prior to the Expiration Date, any Right Certificate or Certificates may, upon the terms and subject to the conditions set forth in this Rights Plan, be transferred or exchanged for another Right Certificate or Certificates evidencing a like number of Rights as the Right Certificate or Certificates surrendered. Any registered holder desiring to transfer or exchange any Right Certificate or Certificates shall surrender such Right Certificate or Certificates (with, in the case of a transfer, the form of assignment and certificate on the reverse side thereof duly executed) to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder of the Rights has complied with the requirements of Section 1(m). Upon satisfaction of the foregoing requirements, the Rights Agent shall, subject to Sections 1(l), 1(m), 1(q), 29 and 42, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates as so requested. The Company may require payment of a sum sufficient to cover any transfer tax or other governmental charge that may be imposed in connection with any transfer or exchange of any Right Certificate or Certificates.

(h) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will issue and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 11. Exercise of Rights. (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including Sections 1(l), 1(m) and 1(o)) in whole or in part at any time after a Distribution Date and prior to the Expiration Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment (in lawful money of the United States of America by certified check or bank draft payable in immediately available or next day funds to the order of the Company) of the aggregate Purchase Price with respect to the Rights then to be exercised and an amount equal to any applicable transfer tax or other governmental charge.

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(i) Upon satisfaction of the requirements of Section 11(a) and subject to Section 1(xx), the Rights Agent shall thereupon promptly Section 12(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent therefor) certificates for the total number of one one-millionths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit the shares of Preferred Stock issuable upon exercise of the Rights with a depositary agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-millionths of a share of Preferred Stock to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent and the Company will direct the depositary agent to comply with such request), Section 13 requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 29 and Section 14 after receipt of such certificates or depositary receipts and cash, if any, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate (with such certificates or receipts registered in such name or names as may be designated by such holder). If the Company is obligated to deliver Common Stock or other securities or assets pursuant to this Rights Plan, the Company will make all arrangements necessary so that such securities and assets are available for delivery by the Rights Agent, if and when appropriate.

(j) Each Person (other than the Company) in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any transfer taxes or other governmental charges) was made; provided that if the date of such surrender and payment is a date upon which the transfer books of the Company relating to the Preferred Stock are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company except as provided herein.

(k) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing the number of Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 29.

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(l) Notwithstanding anything in this Rights Plan to the contrary (except for the last two sentences of this Section 6(e)), any Rights Beneficially Owned by Section 15 an Acquiring Person from and after the date on which the Acquiring Person becomes such or Section 16 a transferee of Rights Beneficially Owned by an Acquiring Person who (A) becomes a transferee after the Stock Acquisition Date with respect to such Acquiring Person or (B) becomes a transferee prior to or concurrently with the Stock Acquisition Date with respect to such Acquiring Person and receives such Rights (I) with actual knowledge that the transferor is or was an Acquiring Person or (II) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (y) a transfer which the Board determines in good faith is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 1(l), shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under this Rights Plan or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 1(l) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any transferee of an Acquiring Person hereunder. If a Person in Specified Person Group II is an Acquiring Person, any references to “Rights Beneficially Owned” by such Acquiring Person shall exclude any Rights held by each Person in Specified Person Group I; provided that the Persons in Specified Person Group I are Grandfathered Persons or have failed to be Grandfathered Persons solely as a result of one or more In-Kind Distributions. For the avoidance of doubt, each security that is a Covered Security, share of Investor Preferred Stock, Additional Share or Warrant (each within the meaning of the Specified Exchange Agreement) shall not be subject to dilution under this Rights Plan, and the Rights related thereto shall be exercisable, so long as (A) the Persons in Specified Person Group I are Grandfathered Persons (or have failed to be Grandfathered Persons solely as a result of one or more In-Kind Distributions) and (B) a Person in Specified Person Group I has continuously since the Specified Exchange Closing Date (I) had legal title to such security (or a predecessor security that had, pursuant to its terms, been converted or exchanged into such security), (II) been the registered or record owner of such security (or a predecessor security that had, pursuant to its terms, been converted or exchanged into such security), or (III) held such security (or a predecessor security that had, pursuant to its terms, been converted or exchanged into such security) through one or more custodians, depositaries, broker-dealer firms and/or other similar intermediaries.

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(m) Notwithstanding anything in this Rights Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer pursuant to Section 10 or exercise pursuant to this Section 11 unless the registered holder of the applicable Rights Section 17 shall have completed and signed the certificate contained in the form of assignment or election to purchase, as the case may be, set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise, as the case may be, Section 18 shall not have indicated an affirmative response to clause 1 or 2 thereof and Section 19 shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.

Section 20. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for exercise, transfer or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Rights Plan. The Company shall deliver to the Rights Agent for cancellation, and the Rights Agent shall cancel, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 21. Reservation and Availability of Capital Stock. (a) The Company covenants and agrees that it will cause to be reserved and kept available a number of authorized but not outstanding shares of Preferred Stock sufficient to permit the exercise in full of all outstanding Rights as provided in this Rights Plan.

(n) So long as the Preferred Stock issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all securities reserved for such issuance to be listed on any such exchange upon official notice of issuance upon such exercise.

(o) The Company shall Section 22 file, as soon as practicable following the earliest date after a Stock Acquisition Date and determination of the consideration to be delivered by the Company upon exercise of the Rights in accordance with Section 1(q)(i), or as soon as is required by law following a Distribution Date, as the case may be, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, Section 23 to cause such registration statement to become effective as soon as practicable after such filing and Section 24 cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer

23

exercisable for such securities and (B) the Expiration Date. The Company shall also take such action as may be appropriate to ensure compliance with the securities or blue sky laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in Section 22, the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement when the suspension is no longer in effect. Notwithstanding anything contained in this Rights Plan to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction has not been obtained, such exercise is not permitted under applicable law or a registration statement in respect of such securities has not been declared effective.

(p) The Company shall take all such action as may be necessary to insure that all one one-millionths of a share of Preferred Stock issuable upon exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Purchase Price), be duly authorized, validly issued, fully paid and nonassessable.

(q) The Company shall pay when due and payable any and all federal and state transfer taxes and other governmental charges which may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates for Preferred Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or other governmental charge which may be payable in respect of any transfer involved in the issuance or delivery of any Right Certificates or any certificates for Preferred Stock to a Person other than the registered holder of the applicable Right Certificate. Prior to any such issuance or delivery of any Right Certificates or any certificates for Preferred Stock, any such transfer tax or other governmental charge shall have been paid by the holder of such Right Certificate or it shall have been established to the Company’s satisfaction that no such tax or other governmental charge is due.

Section 25. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. (a) (i) To preserve the actual or potential economic value of the Rights, if at any time after the date hereof there shall be any change in the Common Stock or the Preferred Stock, whether by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Stock or Preferred Stock, as the case may be (other than distribution of the Rights or regular quarterly cash dividends) or otherwise, then, in each such event the Board shall make such appropriate adjustments in the number of shares of Preferred Stock (or the number and kind of

24

other securities) issuable upon exercise of each Right (or in exchange for any Right pursuant to Section 42), the Purchase Price and Redemption Price in effect at such time and/or the number of Rights outstanding at such time (including the number of Rights or fractional Rights associated with each share of Common Stock) such that following such adjustment such event shall not have had the effect of reducing or limiting the benefits the holders of the Rights would have had absent such event. If an event occurs which requires an adjustment under both this Section 25(a)(i) and Section 1(q)(i), the adjustment provided for in this Section 25(a)(i) shall be made prior to, and in addition to, any adjustment required pursuant to Section 1(q)(i).

(i) If any Person becomes at any time after the date of this Rights Plan an Acquiring Person, then each holder of a Right shall (except as otherwise provided herein, including Section 1(l)) be entitled to receive upon exercise thereof (in accordance with the provisions of Section 11) at the then current Purchase Price such number of one-millionths of a share of Preferred Stock (such number of one-millionths of a share being referred to herein as the “Adjustment Shares”) equal to the result obtained by dividing

(x) the product obtained by multiplying the then current Purchase Price by the number of one-millionths of a share of Preferred Stock for which a Right was exercisable immediately prior to such first occurrence (such product being from such time on the “Purchase Price” for each Right and for all purposes of this Rights Plan) by

(y) 50% of the current market price per share of Common Stock (determined pursuant to Section 26) on the date of such first occurrence.

(ii) [Reserved]

(r) [Reserved]

(s) [Reserved]

(t) Section 26 For purposes of computations hereunder other than computations made pursuant to Section 29, the “current market price” per share of Common Stock on any date shall be the average of the daily closing prices per share of such Common Stock at the close of the regular session of trading for the 30 Trading Days immediately prior to such date; and for purposes of computations made pursuant to Section 29, the “current market price” per share of Common Stock for any Trading Day shall be the closing price per share of Common Stock at the close of the regular session of trading for such Trading Day; provided that if the current market price per share of the Common Stock is

25

determined during a period that is in whole or in part following the announcement by the issuer of such Common Stock of (a) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities exercisable for or convertible into shares of such Common Stock (other than the Rights), or (b) any subdivision, combination or reclassification of such Common Stock, and prior to the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current market price” shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, at the close of the regular session of trading or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system at the close of the regular session of trading with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board (in each case prices which are not identified as having been reported late to such system). If on any such date, no market maker is making a market in the Common Stock or the Common Stock is not publicly held or not so listed or traded, the “current market value” of such shares on such date shall be as determined in good faith by the Board (or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board) which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(i) For the purpose of any computation hereunder, the “current market price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 26 (other than the last sentence thereof). If the current market price per share of Preferred Stock cannot be determined in such manner, the “current market price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000,000 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Rights Plan) multiplied by the current market price per share of Common Stock (as determined pursuant to Section 26). For all purposes of this Rights Plan, the “current market price” of one one-millionth of a share of Preferred Stock shall be equal to the “current market price” of one share of Preferred Stock divided by 1,000,000.

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(ii) For the purpose of any computation hereunder, the value of any securities or assets other than Common Stock or Preferred Stock shall be the fair value as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(u) Notwithstanding any provision of this Rights Plan to the contrary, no adjustment of any item described in Section 25(a)(i) (e.g., the Purchase Price, the Redemption Price, the number of shares of Preferred Stock issuable upon exercise of the Rights, etc) shall be required unless such adjustment would require an increase or decrease of at least 1% in the relevant item; provided that any adjustments which by reason of this Section 1(u) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 25 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one ten-billionth of a share of Preferred Stock, as the case may be.

(v) [Reserved]

(w) All Rights originally issued by the Company subsequent to any adjustment made hereunder shall evidence the right to purchase, at the Purchase Price then in effect, the then applicable number of one-millionths of a share of Preferred Stock and other capital stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(x) [Reserved]

(y) [Reserved]

(z) Irrespective of any adjustment or change in the Purchase Price or the number of one-millionths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-millionth of a share and the number of shares which were expressed in the initial Right Certificates issued hereunder.

(aa) [Reserved]

(bb) In any case in which this Section 25 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one-millionths

27

of a share of Preferred Stock or other capital stock, if any, issuable upon such exercise over and above the number of one-millionths of a share of Preferred Stock or other capital stock, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(cc) Anything in this Section 25 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 25, as and to the extent that it, in its sole discretion, determines to be advisable so that any consolidation or subdivision of the Preferred Stock or Common Stock, issuance wholly for cash of any Preferred Stock or Common Stock at less than the current market price, issuance wholly for cash of any Preferred Stock, Common Stock or securities which by their terms are convertible into or exercisable for Preferred Stock or Common Stock, stock dividends or issuance of rights, options or warrants referred to in this Section 25 hereafter made by the Company to the holders of its Preferred Stock or Common Stock shall not be taxable to such stockholders.

(dd) The Company agrees that after a Distribution Date, it will not, except as permitted by Sections 41, 42 or 46 take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

Section 27. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 25, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate and (iii) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to a Distribution Date, to each holder of a certificate representing shares of Common Stock) in the manner set forth in Section 45. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 28. [Reserved].

Section 29. Fractional Rights and Fractional Shares. (a) The Company is not required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of any such fractional Rights, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market price of a whole Right. For purposes of this

28

Section 29(a), the current market price of a whole Right shall be the closing price of a Right at the close of the regular session of trading for the Trading Day immediately prior to the date on which such fractional Rights would otherwise have been issuable. The closing price of a Right for any day shall be determined in the manner set forth for the Common Stock in Section 26.

(ee) The Company is not required to issue fractions of shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock) upon exercise of the Rights or upon exchange of the Rights pursuant to Section 42(a), and the Company is not required to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock). In lieu of any such fractional shares of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market price of one one-millionth of a share of Preferred Stock. For purposes of this Section 1(ee), the current market price of one one-millionth of a share of Preferred Stock shall be one one-millionth of the closing price of a share of Preferred Stock (as determined pursuant to Section 1(t)) for the Trading Day immediately prior to the date of such exercise.

(ff) Upon any exchange pursuant to Section 1(bbb), the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market price of a share of Common Stock. For purposes of this Section 1(ff), the current market price of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 1(t)) for the Trading Day immediately prior to the date of such exercise or exchange.

(gg) Each holder of a Right, by his acceptance of the Right, expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right except as permitted by this Section 29.

Section 30. [Reserved].

Section 31. Agreement of Right Holders. Each holder of a Right, by his acceptance of the Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(hh) prior to a Distribution Date, the Rights will be evidenced by and transferable only in connection with the transfer of Common Stock;

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(ii) after a Distribution Date, the Rights will be evidenced by Right Certificates and transferable only on the registry books of the Rights Agent pursuant to Section 10;

(jj) subject to Sections 5 and 6, the Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to a Distribution Date, a certificate representing shares of Common Stock or an Ownership Statement) is registered as the absolute owner of such certificate and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the certificate representing shares of Common Stock or Ownership Statement made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 1(l), shall be affected by any notice to the contrary; and

(kk) notwithstanding anything in this Rights Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Rights Plan by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 32. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company (including any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in Section 43), or to receive dividends or subscription rights, or otherwise) until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 33. Appointment of Rights Agent. (a) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in

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no event be liable for, the acts or omissions of any such co-rights agent. If the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agents shall be as the Company shall determine.

(ll) The Company shall pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the execution or administration of this Rights Plan and the exercise and performance of its duties hereunder. The Company also shall indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the administration of this Rights Plan or the exercise or performance of its duties hereunder, including the costs and expenses of defending against any claim of liability.

Section 34. Merger or Consolidation or Change of Name of Rights Agent. (a) Any corporation into or with which the Rights Agent or any successor Rights Agent may be merged, consolidated or combined, any corporation resulting from any merger, consolidation or combination to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Plan without the execution or filing of any paper or any further act on the part of any party hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 40. If at the time such successor Rights Agent succeeds to the agency created by this Rights Plan any of the Right Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Plan.

(mm) If at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Plan.

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Section 35. Duties of the Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Rights Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(nn) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(oo) Whenever in the performance of its duties under this Rights Plan the Rights Agent deems it necessary that any fact or matter (including the identity of any “Acquiring Person” and the determination of “current market price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, the Chairman of the Board, the President, the Vice Chairman or any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Rights Plan in reliance upon such certificate.

(pp) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(qq) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(rr) The Rights Agent shall not be responsible Section 36 in respect of the validity of this Rights Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof), Section 37 for any breach by the Company of any covenant or condition contained in this Rights Plan or in any Right Certificate, Section 38 for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 1(l)) or Section 39 any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided herein or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment). The Rights Agent shall not by any act hereunder be deemed to make any representation or warranty as to the

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authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Rights Plan or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

(ss) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Plan.

(tt) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer.

(uu) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(vv) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to any holders of Rights resulting from any such act, default, neglect or misconduct; provided that reasonable care was exercised in the selection and continued employment thereof.

(ww) No provision of this Rights Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(xx) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the cases may be, has either not been completed

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or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(yy) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with the administration of this Rights Plan or the exercise or performance of its duties hereunder in reliance upon any Right Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 40. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Plan upon 30 days’ notice to the Company and to each transfer agent of the Common Stock and Preferred Stock. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and, after a Distribution Date, to the holders of the Right Certificates. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized, in good standing and doing business under the laws of the United States or of any state of the United States, authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a corporation described in Section 40(a). After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance,

34

conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, subsequent to a Distribution Date, mail a notice thereof to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 40, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 41. Redemption. (a) At any time prior to a Distribution Date, the Board may, at its option, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right, as such amount may be appropriately adjusted pursuant to Section 25(a)(i) (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock, or such other form of consideration as the Board shall determine.

(zz) Immediately upon the action of the Board electing to redeem the Rights (or at such later time as the Board may establish for the effectiveness of such redemption) and without any further action and without any notice, the right to exercise the Rights will terminate and thereafter the only right of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly thereafter give notice of such redemption to the Rights Agent and the holders of the Rights in the manner set forth in Section 45; provided that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 42. Exchange. (a) At any time on or after a Stock Acquisition Date, with respect to all or any part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to Section 1(l)), the Board may, at its option, exchange for each Right one one-millionth of a share of Preferred Stock, subject to adjustment pursuant to Section 25(a)(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

(aaa) Immediately upon the effectiveness of the action of the Board to exchange any Rights pursuant to Section 42(a) (or at such later time as the Board

35

may establish) and without any further action and without any notice, the right to exercise such Rights will terminate and thereafter the only right of a holder of such Rights shall be to receive that number of fractional shares of Preferred Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly thereafter give notice of such exchange to the Rights Agent and the holders of the Rights to be exchanged in the manner set forth in Section 45; provided that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Rights for fractional shares of Preferred Stock will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to Section 1(l)) held by each holder of Rights.

(bbb) In lieu of exchanging all or any part of the then outstanding and exercisable Rights for fractional shares of Preferred Stock in accordance with Section 42(a), the Board may, at its option, exchange any such Rights (which shall not include Rights that have become void pursuant to Section 1(l)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, as may be adjusted pursuant to Section 25(a)(i).

(ccc) Prior to effecting an exchange pursuant to this Section 42, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the fractional shares of Preferred Stock, or shares of Common Stock or other securities, if any, issuable pursuant to the exchange, and all Persons entitled to receive shares or other securities pursuant to the exchange shall be entitled to receive such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

Section 43. Notice of Proposed Actions and Certain Other Matters. (a)(i) If the Company proposes, at any time after a Distribution Date, (ii) to pay any dividend payable in stock of any class or to make any other distribution (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company) to the holders of Preferred Stock, (iii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iv) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Preferred Stock), (v) to effect, or permit any of its

36

Subsidiaries to effect, any consolidation, merger or combination with any other Person, or to effect any sale or other transfer, in one transaction or a series of related transactions, of assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries, taken as a whole, or (vi) to effect the liquidation, dissolution or winding-up of the Company, then, in each such case, the Company shall give to each holder of a Right, a notice of such proposed action specifying the record date for the purposes of any such dividend, distribution or offering of rights or warrants, or the date on which any such reclassification, consolidation, merger, combination, sale, transfer, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by Section 22(a)(i) or 22(a)(ii) above at least 20 days prior to the record date for determining holders of the Preferred Stock entitled to participate in such dividend, distribution or offering, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Preferred Stock, whichever shall be earlier. The failure to give notice required by this Section or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(ddd) Section 44 The Company shall as soon as practicable after a Stock Acquisition Date give to each holder of a Right, in accordance with Section 45, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 1(q)(i), and (i) all references in Section 43 to Preferred Stock shall be deemed thereafter to refer to Common Stock or other capital stock, as the case may be.

(eee) In addition, the Company shall furnish in writing to any Person in Specified Person Group I or any Person in Specified Person Group II, upon request by such Person, within ten Business Days of such request, (i) the number of shares of then-outstanding Common Stock as of the request date, (ii) the 20 trading day trailing average closing price of a share of Common Stock as of the request date and (iii) the value of specified Qualifying Debt Securities or Company Securities. Such written notice shall be provided to the fax number or email address specified by the requesting Person in Specified Person Group I or Person in Specified Person Group II and shall be deemed furnished upon receipt thereof. If such Person acquires Company Securities within five Business Days after the date of such written notice, the Person may rely on the numbers specified in the written notice in performing the calculations described in clause (iii) or (iv) of the definition of “Grandfathered Person”), the definition of IKD Value Limit or the definition of QDS Value Limit.

Section 45. Notices. Except as set forth below, all notices, requests and other communications to any party hereunder and to the holder of any Right shall be in writing unless otherwise expressly specified herein. Notices or demands authorized by this Rights Plan to be given or made to or on the Company or

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(subject to Section 40) the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or registered or certified mail (postage prepaid) to the addresses set forth below (or such other address as such party specifies in writing to the other party):

if to the Company, to:

Citigroup Inc.

399 Park Avenue

New York, New York 10022

Attention:     Michael S. Helfer, Esq.

                      General Counsel

Telephone: (212) 559-5152

Facsimile: (212) 793-5300

if to the Rights Agent, to:

Computershare Trust Company, N.A.

525 Washington Boulevard

Jersey City, New Jersey 07310

Attention: Client Services Telephone: (201) 222-4836

Facsimile: (201) 222-4593

Except as otherwise expressly set forth in this Rights Plan, notices or demands authorized by this Rights Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate any certificate representing shares of Common Stock is sufficiently given or made if sent by first class mail (postage prepaid) to each record holder of such Certificate at the address of such holder shown on the registry books of the Company. Notwithstanding anything in this Rights Plan to the contrary, prior to a Distribution Date a public filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Rights Plan and no other notice need be given to such holders.

Section 46. Supplements and Amendments. At any time on or prior to a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Plan in any respect without the approval of any holders of Rights. At any time after the occurrence of a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Rights Plan without the approval of any holders of Rights; provided, however, that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person), (b) cause this Rights Plan again to become amendable other than in accordance with this sentence or (c) cause the Rights

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again to become redeemable. Upon the delivery of a certificate from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company stating that the proposed supplement or amendment is in compliance with the terms of this Rights Plan, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights Agent may, but shall not be required to, execute any supplement or amendment that adversely affects its rights, duties or obligations under this Agreement.

Section 47. Successors. All the covenants and provisions of this Rights Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 48. Determinations and Actions by the Board, etc. The Board shall have the exclusive power and authority to administer this Rights Plan and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Rights Plan, including the right and power to (i) interpret the provisions of this Rights Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Plan (including a determination to redeem or exchange or not to redeem or exchange the Rights or to amend the Rights Plan). All such actions, calculations, interpretations and determinations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties.

Section 49. Benefits of This Rights Plan. Nothing in this Rights Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to a Distribution Date, the certificates representing the shares of Common Stock) any legal or equitable right, remedy or claim under this Rights Plan; but this Rights Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to a Distribution Date, the certificates representing the shares of Common Stock).

Section 50. Severability. If any term, provision, covenant or restriction of this Rights Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 51. Governing Law. This Rights Plan, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

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Section 52. Counterparts. This Rights Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

Section 53. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

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IN WITNESS WHEREOF, the parties hereto have caused this Rights Plan to be duly executed by their respective authorized officers as of the day and year first above written.

CITIGROUP INC.

By:
Name:	Edward J. Kelly, III
Title:	Chief Financial Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:	Thomas Grayman
Title:	Regional Vice President

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EXHIBIT A

FORM OF

CERTIFICATE OF DESIGNATIONS

OF

SERIES R PARTICIPATING CUMULATIVE PREFERRED STOCK

OF

CITIGROUP INC.

Citigroup Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware thereof, does hereby certify:

The board of directors of the Corporation (the “Board of Directors”) or a duly authorized committee of the Board of Directors, in accordance with the certificate of incorporation and bylaws of the Corporation and applicable law, adopted the following resolution on June 9, 2009 creating a series of preferred stock of the Corporation from its blank check preferred stock authority designated as “Series R Preferred Stock”.

RESOLVED, that pursuant to the provisions of the certificate of incorporation and the bylaws of the Corporation and applicable law, a series of preferred stock, created from its blank check preferred stock authority, par value $1.00 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Section 1. Designation and Number of Shares. The shares of such series shall be designated as “Series R Participating Cumulative Preferred Stock” (the “Series R Preferred Stock”), and the number of shares constituting such series shall be 28,000. Such number of shares of the Series R Preferred Stock may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series R Preferred Stock to a number less than the number of shares then outstanding plus the number of shares issuable upon exercise or conversion of outstanding rights, options or other securities issued by the Corporation.

Section 2. Dividends and Distributions. (a) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series R Preferred Stock with respect to dividends, the holders of shares of Series R Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series R Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, regular quarterly dividends payable on such dates each year as designated by the Board of Directors (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of any share or fraction of a share of Series R Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 and (ii) the Multiplier Number times the aggregate per share amount of all cash dividends or other distributions and the Multiplier Number times the aggregate per share amount of all non-cash dividends or other distributions (other than (A) a dividend payable in shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”) or (B) a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series R Preferred Stock. As used herein, the “Multiplier Number” shall be 1,000,000; provided that if, at any time after June 9, 2009, there shall be any change in the Common Stock, whether by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution or issuance of shares of its capital stock in a merger, share exchange, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Board of Directors shall adjust the Multiplier Number to the extent appropriate such that following such adjustment each share of Series R Preferred Stock shall be in the same economic position as prior to such event.

(b) The Corporation shall declare a dividend or distribution on the Series R Preferred Stock as provided in Section 2(a) immediately after it declares a dividend or distribution on the Common Stock (other than as described in Sections 2(a)(ii)(A) and 2(a)(ii)(B)); provided that if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date (or, with respect to the first Quarterly Dividend Payment Date, the period between the first issuance of any share or fraction of a share of Series R Preferred Stock and such first Quarterly Dividend Payment Date), a dividend of $1.00 per share on the Series R Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series R Preferred Stock from the Quarterly Dividend Payment Date immediately preceding the date of issuance of such shares of Series R Preferred Stock, unless the date of issuance of such shares is on or before the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from the date of issue of such shares, or unless the date of issue is a date after the record date for the determination of holders of shares of Series R Preferred Stock entitled to receive a quarterly dividend and on or before such Quarterly Dividend Payment Date, in which case dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on shares of Series R Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series R Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall not be more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series R Preferred Stock shall have the following voting rights:

(a) Each share of Series R Preferred Stock shall entitle the holder thereof to a number of votes equal to the Multiplier Number on all matters submitted to a vote of stockholders of the Corporation.

(b) Except as otherwise provided herein or by law, the holders of shares of Series R Preferred Stock and the holders of shares of Common Stock shall vote together as a single class on all matters submitted to a vote of stockholders of the Corporation.

(c) (i) If at any time dividends on any Series R Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series R Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Series R Preferred Stock and any other series of Preferred Stock then entitled as a class to elect directors, voting together as a single class, irrespective of series, shall have the right to elect two Directors.

(ii) During any default period, such voting right of the holders of Series R Preferred Stock may be exercised initially at a special meeting called pursuant to Section 3(c)(iii) hereof or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders; provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of 10% in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of holders of Common Stock shall not affect the exercise by holders of Preferred Stock of such voting right. At any meeting at which holders of Preferred Stock shall initially exercise such voting right, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two Directors or, if such right is exercised at an annual meeting, to elect two Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series R Preferred Stock.

(iii) Unless the holders of Preferred Stock shall have previously exercised their right to elect Directors during an existing default period, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of holders of Preferred Stock, which meeting shall thereupon be called by the Chief Executive Officer, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Section 3(c)(iii) shall be given to each holder of record of Preferred Stock by mailing such notice to him at the address of such holder shown on the registry books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series. Notwithstanding the provisions of this Section 3(c)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of stockholders.

(iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may

(except as provided in Section 3(c)(ii) hereof) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this Section 3(c) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the certificate of incorporation or bylaws irrespective of any increase made pursuant to the provisions of Section 3(c)(ii) (such number being subject, however, to change thereafter in any manner provided by law or in the certificate of incorporation or bylaws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

(d) The certificate of incorporation of the Corporation shall not be amended in any manner (whether by merger or otherwise) so as to adversely affect the powers, preferences or special rights of the Series R Preferred Stock without the affirmative vote of the holders of a majority of the outstanding shares of Series R Preferred Stock, voting separately as a class.

(e) Except as otherwise expressly provided herein, holders of Series R Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions. (a) Whenever quarterly dividends or other dividends or distributions payable on the Series R Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding shares of Series R Preferred Stock shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series R Preferred Stock;

(ii) declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series R Preferred Stock, except dividends paid ratably on the Series R Preferred

Stock and all such other parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem, purchase or otherwise acquire for value any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series R Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding-up) to the Series R Preferred Stock; or

(iv) redeem, purchase or otherwise acquire for value any shares of Series R Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series R Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series R Preferred Stock and all such other parity stock upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for value any shares of stock of the Corporation unless the Corporation could, under paragraph 4(a), purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series R Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock without designation as to series and may be reissued as part of a new series of Preferred Stock to be created by the Board of Directors as permitted by the certificate of incorporation of the Corporation or as otherwise permitted under Delaware law.

Section 6. Liquidation, Dissolution and Winding-up. Upon any liquidation, dissolution or winding-up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series R Preferred Stock unless, prior thereto, the holders of shares of Series R Preferred Stock shall have received $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided that the holders of shares of Series R Preferred Stock shall be entitled to receive an aggregate amount per share equal to (x) the Multiplier Number times

(y) the aggregate amount to be distributed per share to holders of Common Stock, or (b) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series R Preferred Stock, except distributions made ratably on the Series R Preferred Stock and all such other parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding-up.

Section 7. Consolidation, Merger, etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the shares of Series R Preferred Stock shall at the same time be similarly exchanged for or changed into an amount per share equal to (x) the Multiplier Number times (y) the aggregate amount of stock, securities, cash or any other property, as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 8. No Redemption. The Series R Preferred Stock shall not be redeemable.

Section 9. Rank. The Series R Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution and winding-up, unless the terms of such series shall specifically provide otherwise, and shall rank senior to the Common Stock as to such matters.

Section 10. Fractional Shares. Series R Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series R Preferred Stock.

IN WITNESS WHEREOF, this Certificate of Designations has been executed on behalf of the Corporation by its Treasurer and countersigned by an Assistant Secretary this 9th day of June, 2009.

CITIGROUP INC.

By:
Name:	Eric Aboaf
Title:	Treasurer

By:
Name:	Michael J. Tarpley
Title:	Assistant Secretary

EXHIBIT B

AS SET FORTH IN THE RIGHTS PLAN, RIGHTS ISSUED OR

TRANSFERRED TO, OR BENEFICIALLY OWNED BY, ANY PERSON

WHO IS, WAS OR BECOMES AN ACQUIRING PERSON (AS SUCH

TERMS ARE DEFINED IN THE RIGHTS PLAN), WHETHER

CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH

PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND

VOID.

SUMMARY OF TERMS

CITIGROUP, INC.

TAX BENEFITS PRESERVATION PLAN

Purpose	The purpose of the Tax Benefits Preservation Plan (“Rights Plan”) described in this summary of terms is to preserve the value of the deferred tax assets (“Tax Benefits”) of Citigroup, Inc. (the “Company”) for U.S. federal income tax purposes, in light of the recently-announced exchange offers with the U.S. Department of Treasury, certain private holders of the Company’s preferred stock and public holders of the Company’s preferred stock.

Form of Security	The Board of Directors has declared a dividend of one preferred stock purchase right for each outstanding share of the Company’s Common Stock and each outstanding one one-millionth of a share of Series M Stock, payable to holders of record as of the close of business on June 22, 2009 (each a “Right” and collectively, the “Rights”)

Exercise	Prior to a Distribution Date[1], the Rights are not exercisable.

[1]	Distribution Date means the earlier of:

•	the 10th business day after public announcement that any person or group has become an Acquiring Person; and

•

the 10th business day after the date of the commencement of a tender or exchange offer by any person which would or could, if consummated, result in such person becoming an Acquiring Person, subject to extension by the Board of Directors of the Company.

After a Distribution Date, each Right is exercisable to purchase, for $20.00 (the “Purchase Price”), one one-millionth of a share of Series R Participating Cumulative Preferred Stock, $1.00 par value per share, of the Company (“Preferred Stock”).

Flip-In	If any person or group (an “Acquiring Person”) becomes a “5-percent shareholder” (subject to certain exceptions described in the Plan), then on a Distribution Date, each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of millionths of a share of Preferred Stock of the Company having a market value of twice the Purchase Price; provided that (i) none of the Company and certain affiliates of the Company shall be an Acquiring Person, (ii) none of the U.S. Government, its instrumentalities or agencies and certain of its wholly-owned entities shall be an Acquiring Person, (iii) none of certain existing “5-percent shareholders” (including certain persons who are “5-percent shareholders” following specified exchange offers with the Company) shall be an Acquiring Person unless and until any such “5-percent shareholder” increases its percentage stock ownership in the Company by more than one-quarter of one percentage point, (iv) none of certain other “grandfathered persons” (as described in the Rights Plan) shall be an Acquiring Person so long as any such “grandfathered person” satisfies the applicable requirements set forth in the Rights Plan; (v) no person or group who or which the Board determines, in its sole discretion, has inadvertently become a “5-percent shareholder” (or inadvertently failed to continue to qualify as a “grandfathered person”) shall be an Acquiring Person so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient securities of the Company so that such person’s (or such group’s) percentage stock ownership in the Company is less than 5-percent (or, in the case of any person or group that has inadvertently failed to qualify as a “grandfathered person,” the securities of the Company that caused such person or group to fail to qualify as a “grandfathered person”); (vi) no person or group that has become a “5-percent shareholder” shall be an Acquiring Person if the Board determines, in its sole discretion, that such person’s or group’s attainment of “5-percent shareholder” status has not jeopardized or endangered the Company’s utilization of the Tax Benefits; provided that such a person or group shall be an “Acquiring Person” if the Board, in its sole discretion, makes a contrary determination; (vii) no person or group who or which has become a “5-percent shareholder” (or failed to qualify as a “grandfathered person”) solely as a result of certain “in-kind distributions” shall be an Acquiring Person so long as such person or group satisfies the applicable requirements set forth in the Rights Plan; and (viii) an acquisition by a person or group of at least a majority of the Company’s Common Stock made by that person or group as part of an “qualified offer” (as defined in the Rights Plan) shall not result in any person or group becoming an Acquiring Person.

Exchange	At any time after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the Company’s Common Stock), the Board may elect to exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring Person and certain affiliated persons) for one one-millionth of a share of Preferred Stock per Right, subject to adjustment.

Redemption	The Board of Directors may, at its option, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.00001 per Right at any time prior to a Distribution Date.

Expiration & Renewal	The Rights will expire on the date that is 36 months and one day after the date of adoption of the Rights Plan.

Amendments	At any time on or prior to a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of the Rights Plan without the approval of any holders of certificates representing shares of Common Stock.

After a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend the Rights Plan without the approval of any holders of Rights; provided, however, that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person), (b) cause this Rights Plan again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable.

Shareholder Rights	Rights holders have no rights as a shareholder of the Company, including the right to vote and to receive dividends.

Antidilution Provisions	The Rights Plan includes antidilution provisions designed to prevent efforts to diminish the efficacy of the Rights.

A copy of the Rights Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, as amended from time to time, the complete terms of which are hereby incorporated by reference.

EXHIBIT C

[FORM OF RIGHT CERTIFICATE]

No. R -	[Number of] Rights

NOT EXERCISABLE AFTER THE EARLIER OF                     , 20         AND THE DATE ON WHICH THE RIGHTS EVIDENCED HEREBY ARE REDEEMED OR EXCHANGED BY THE COMPANY AS SET FORTH IN THE RIGHTS PLAN. AS SET FORTH IN THE RIGHTS PLAN, RIGHTS ISSUED TO, OR BENEFICIALLY OWNED BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID.

RIGHT CERTIFICATE

CITIGROUP, INC.

This Right Certificate certifies that                     , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the holder (upon the terms and subject to the conditions set forth in the Rights Plan dated as of June 9, 2009 (the “Rights Plan”) between Citigroup, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (the “Rights Agent”)) to purchase from the Company, at any time after a Distribution Date and prior to the Expiration Date, one-millionth of a fully paid, nonassessable share of Series R Participating Cumulative Preferred Stock (the “Preferred Stock”) of the Company at a purchase price of $20.00 per one one-millionth of a share (the “Purchase Price”), payable in lawful money of the United States of America, upon surrender of this Right Certificate, with the form of election to purchase and related certificate duly executed, and payment of the Purchase Price at an office of the Rights Agent designated for such purpose.

Terms used herein and not otherwise defined herein shall have the meanings given to them in the Rights Plan.

The number of Rights evidenced by this Right Certificate (and the number and kind of shares issuable upon exercise of each Right) and the Purchase Price set forth above are as of June 9, 2009, and may have been or in the future be adjusted as a result of the occurrence of certain events, as more fully provided in the Rights Plan.

If the Rights evidenced by this Right Certificate are Beneficially Owned by an Acquiring Person after an Acquiring Person has become such, such Rights shall become null and void without any further action, and no holder hereof shall have any rights whatsoever with respect to such Rights. If the Rights evidenced by this Right Certificate are beneficially owned by (a) a transferee of Rights Beneficially Owned by such Acquiring Person who (i) becomes a transferee after a Stock Acquisition Date or (ii) becomes a transferee prior to or concurrently with a Stock Acquisition Date and receives such Rights (A) with actual knowledge that the transferor is or was an Acquiring Person or (B) pursuant to either (I) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of these transfer restrictions, such Rights shall become null and void without any further action, and no holder hereof shall have any rights whatsoever with respect to such Rights.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Plan.

At any time after a Distribution Date and prior to the Expiration Date, any Right Certificate or Certificates may, upon the terms and subject to the conditions set forth below in the Rights Plan, be transferred or exchanged for another Right Certificate or Certificates evidencing a like number of Rights as the Right Certificate or Certificates surrendered. Any registered holder desiring to transfer or exchange any Right Certificate or Certificates shall surrender such Right Certificate or Certificates (with, in the case of a transfer, the form of assignment and certificate on the reverse side thereof duly executed) to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose.

Subject to the provisions of the Rights Plan, the Board of Directors of the Company may, at its option,

(a) at any time on or prior to a Distribution Date redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right, as may be adjusted pursuant to the Rights Plan; or

(b) at any time after a Distribution Date exchange all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to Section 1(l)) for fractional shares of Preferred Stock at an exchange ratio of one millionth of a share of Preferred Stock per Right, as may be adjusted pursuant to the Rights Plan. If the Rights

C-2

shall be exchanged in part, the holder of this Right Certificate shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exchanged.

The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock) upon the exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock). In lieu of any such fractional shares of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised an amount in cash equal to the same fraction of the current market price of one one-millionth of a share of Preferred Stock. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised.

No holder of this Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company (including any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Plan), to receive dividends or subscription rights, or otherwise) until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

C-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal by its authorized officers.

Dated as of                     , 20

CITIGROUP, INC.

By:
Name:
Title:

[SEAL]

Attest:

Name:
Title:	Secretary

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A. as Rights Agent

By:
Name:	Thomas Grayman
Title:	Regional Vice President

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed if the registered holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                      Attorney, to transfer the within Right Certificate on the books of the within named Company, with full power of substitution.

Dated:                     , 20

Signature

Medallion Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate     are     are not Beneficially Owned by an Acquiring Person and     are     are not being assigned by or on behalf of a Person who is or was an Acquiring Person (as such terms are defined in the Rights Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it     did     did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person.

Dated:             , 20

Signature

The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder desires to exercise Rights represented by the Right Certificate.)

To: Citigroup, Inc.

The undersigned hereby irrevocably elects to exercise             Rights represented by this Right Certificate to purchase shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated:             , 20

Signature

Medallion Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate     are     are not Beneficially Owned by an Acquiring Person and     are     are not being exercised by or on behalf of a Person who is or was an Acquiring Person (as such terms are defined in the Rights Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it     did     did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person.

Dated:             , 20

Signature

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

SCHEDULE A

TRUPS TERMS

TERMS OF

8.00% CAPITAL SECURITIES

8.00% COMMON SECURITIES

Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of [            ], 2009 (as amended from time to time, the “Declaration”), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

1. Designation and Number.

(a) Capital Securities. [            ] Capital Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of [            ] dollars ($[            ]), and a liquidation amount with respect to the assets of the Trust of $1,000 per capital security, are hereby designated for the purposes of identification only as “8.00% Capital Securities” (the “Capital Securities”). The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed.

(b) Common Securities. One hundred (100) Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ONE HUNDRED THOUSAND dollars ($100,000), and a liquidation amount with respect to the assets of the Trust of $1,000 per common security, are hereby designated for the purposes of identification only as “8.00% Common Securities” (the “Common Securities”). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2. Distributions.

(a) Distributions payable on each Security will be fixed at a rate per annum of 8.00% (the “Coupon Rate”) of the stated liquidation amount per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears beyond the first date such Distributions are payable (or would be payable, if not for any Extension Period (as defined below) or default by the Debenture Issuer on the Debentures) will accumulate at the rate of interest payable on the Debentures, compounded quarterly (to the extent permitted by applicable law). The term “Distributions” as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of

Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

(b) Distributions on the Securities will be cumulative, will accrue from and including [            ], 2009, and will be payable quarterly in arrears, on [            ], [            ], [            ], and [            ] of each year, commencing on [            ], 2009. When, as and if available for payment, Distributions will be made by the Institutional Trustee, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an “Extension Period”), during which Extension Period no interest shall be due and payable on the Debentures, provided, that no Extension Period may extend beyond the date of maturity of the Debentures. As a consequence of the Debenture Issuer’s extension of the interest payment period, quarterly Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate to the extent and in the amount that interest accrues and compounds on the underlying Debentures. In the event that the Debenture Issuer exercises its right to extend the interest payment period, then (a) the Debenture Issuer and any subsidiary of the Debenture Issuer will not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Debenture Issuer’s capital stock or make any guarantee payment with respect thereto (other than (i) purchases, redemptions or other acquisitions of shares of capital stock of Citigroup in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (ii) purchases of shares of common stock of Citigroup pursuant to a contractually binding requirement to buy stock entered into in the ordinary course of business and existing prior to the commencement of the Extension Period, including under a contractually binding stock repurchase plan, (iii) as a result of an exchange or conversion of any class or series of Citigroup’s capital stock for any other class or series of Citigroup’s capital stock, (iv) the purchase of fractional interests in shares of Citigroup’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, or (v) the purchase of Citigroup’s capital stock in connection with the distribution thereof) and (b) the Debenture Issuer and any subsidiary of the Debenture Issuer will not make any payment of interest on or principal of (or premium, if any, on), or repay, repurchase or redeem, any debt securities or guarantees issued by the Debenture Issuer that rank pari passu with or junior to the Debentures. The foregoing, however, will not apply to any stock dividends paid by Citigroup where the dividend stock is the same stock as that on which the dividend is being paid. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters; provided further, that no Extension Period may extend beyond the maturity of the Debentures. Payments of deferred Distributions and accrued interest thereon will be payable to Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. The Regular Trustees will give notice to each Holder of any Extension Period upon their receipt of notice thereof from the Debenture Issuer.

(c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the relevant record dates. While the Capital Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates shall correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Capital Securities will be made in accordance with the procedures of The Depository Trust Company (“DTC”). The relevant record dates for the Common Securities shall be the same record date as for the Capital Securities. If the Capital Securities shall not continue to remain in book-entry only form, the relevant record dates for the Capital Securities shall conform to the rules of any securities exchange on which the Capital Securities are listed and, if none, shall be selected by the Regular Trustees, which dates shall be more than 14 days but less than 60 days prior to the relevant payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

(d) In the event that there is any money or other property, held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3. Liquidation Distribution Upon Dissolution.

(a) In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of claims and obligations of the Trust pursuant to applicable law, distributions in an amount equal to the aggregate of the stated liquidation amount per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount, with an interest rate equal to the Coupon Rate, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, such Securities outstanding at such time, have been distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities. Prior to any such Liquidation Distribution, the Debenture Issuer will obtain any required regulatory approval.

(b) If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

4. Redemption and Distribution.

(a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer or pursuant to a Special Event as described below or while Capital Securities are held by the U.S. Government in connection with TARP assistance provided to the Debenture Issuer), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price equal to the liquidation amount per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the “Redemption Price”). Holders shall be given not less than 30 nor more than 60 days’ notice of such redemption. Prior to any such redemption, the Debenture Issuer will obtain any required regulatory approval.

(b) If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in Section 4(e)(ii) below.

(c) Subject to obtaining any required regulatory approval, if, at any time, a Tax Event, an Investment Company Event or a Regulatory Capital Event (each as defined below, and each a “Special Event”) shall occur and be continuing, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days’ notice, to redeem the Debentures, in whole or in part, for cash within 90 days following the occurrence of such Special Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90-day period, the Special Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that will have no adverse effect on the Trust, the Debenture Issuer or the holders of the Capital Securities or the Debentures, then the Debenture Issuer or the Trust will pursue such measure in lieu of redemption.

“Tax Event” means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a “Tax Event Opinion”) to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder), of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination or administrative pronouncement on or after June 9, 2009), in either case after June 9, 2009, there is more than an insubstantial risk that (i) the Trust would be subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable to the Trust on the Debentures would not be deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

“Investment Company Event” means that the Regular Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a “Change in 1940 Act Law”), there is a more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after June 9, 2009.

“Regulatory Capital Event” means a determination by the Debenture Issuer, based on an opinion of counsel experienced in such matters (who may be an employee of the Debenture Issuer or any of its affiliates), that, as a result of (a) any amendment to, clarification of or change (including any announced prospective change) in applicable laws or regulations or official interpretations thereof or policies with respect thereto or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment, clarification, change, pronouncement or decision is announced or is effective after June 9, 2009, there is more than an insubstantial risk that the Capital Securities will no longer constitute Tier I Capital of the Debenture Issuer or any bank holding company of which the Debenture Issuer is a subsidiary (or its equivalent) for purposes of the capital adequacy guidelines or policies of the Board of Governors of the Federal Reserve System or its successor as the Debenture Issuer’s primary federal banking regulator, provided, however that the distribution of the Debentures in connection with the liquidation of the Trust shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

On and from the date fixed by the Regular Trustees for any distribution of the Debentures and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) DTC or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Capital Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Capital Securities held by DTC or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

(d) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

(e) Redemption or Distribution procedures will be as follows:

(i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a “Redemption/Distribution Notice”) will be given by the Trust by mail to the Institutional Trustee and the Delaware Trustee and to each Holder of the Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to the Holders of the Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of the Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

(ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities, it being understood that, in respect of Capital Securities registered in the name of and held of record by DTC or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

(iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Capital Securities are in book-entry only form, with respect to the Capital Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid to the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will deposit irrevocably with DTC or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities and will give DTC (or any successor Clearing Agency) irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities, and (B) with respect to Capital Securities issued in definitive form and Common Securities, provided, that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Securities so called for redemption and all rights of the Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the

Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

(iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Capital Securities, DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Capital Security Certificates have been issued, to the Holder thereof and (B) in respect of the Common Securities to the Holder thereof.

(v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Debenture Issuer or its affiliates may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

5. Voting Rights - Capital Securities.

(a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.

(b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in aggregate liquidation amount of the Capital Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past Default (as defined in the Indenture) that is waivable under Section 5.6 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a “Super Majority”), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Capital Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall have the right to refrain from following any such direction that violates the Declaration or conflicts with any applicable rule of law or would involve it in personal liability against which indemnity would, in the opinion of the Institutional Trustee, not be adequate, and the Institutional Trustee may take any other action deemed proper by it that is not inconsistent with such direction. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. Except with respect to directing the time, method and place of conducting a proceeding for a remedy available to the Institutional Trustee, the Institutional Trustee, as holder of the Debentures, shall not take any of the actions described in clauses (i), (ii), (iii) or (iv) above unless the Institutional Trustee has obtained an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Institutional Trustee fails to enforce its rights under the Debentures, any Holder of Capital Securities may directly institute a legal proceeding against the Debenture Issuer to enforce the Institutional Trustee’s rights under the Debentures without first instituting a legal proceeding against the Institutional Trustee or any other Person or entity. If a Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a holder of Capital Securities may also directly institute a proceeding for enforcement of payment to such holder (a “Direct Action”) of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such holder on or after the respective due date specified or provided for in the Debentures without first (i) directing the Institutional Trustee to enforce the terms of the Debentures or (ii) instituting a legal proceeding directly against the Debenture Issuer to enforce the Institutional Trustee’s rights under the Debentures. Except as provided in the preceding sentence, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures. In connection with such Direct Action, the Debenture Issuer will be subrogated to the rights of such Holder of Capital Securities under the Declaration to the extent of any payment made by the Debenture Issuer to such holder of Capital Securities in such Direct Action.

Any required approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with this Declaration and the terms of the Securities.

Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding; provided, however, that the U.S. Government shall not be an Affiliate of the Sponsor for purposes of this provision and shall be entitled to vote or consent under the circumstances described above while it is a Holder of Capital Securities.

6. Voting Rights - Common Securities.

(a) Except as provided under Sections 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

(b) The Holders of the Common Securities are entitled, in accordance with and subject to Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

(c) Subject to Section 2.6 of the Declaration and only after the Default with respect to the Capital Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past Default (as defined in the Indenture) that is waivable under Section 5.6 of the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority of the Debentures affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall have the right to refrain from following any such direction that violates the Declaration or conflicts with any applicable rule of law or would involve it in personal liability against which indemnity would, in the opinion of the Institutional Trustee, not be adequate, and the Institutional Trustee may take any other action deemed proper by it that is not inconsistent with such direction. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of nationally recognized tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the

Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee’s rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

7. Amendments to Declaration and Indenture.

(a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

(b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting or consenting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Debentures (a “Super Majority”), the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of nationally recognized tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

8. Pro Rata.

A reference in these terms of the Securities to any payment, distribution or treatment as being “Pro Rata” shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, a Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate liquidation amount of Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

9. Ranking.

The Capital Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where a Default (as defined in the Indenture) occurs and is continuing under the Indenture in respect of the Debentures held by the Institutional Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

10. Listing.

The Capital Securities will not initially be listed on any exchange. In the event that the Holder of the Common Securities determines to list the Capital Securities on an exchange, the Regular Trustees shall use their best efforts to cause the Capital Securities to be so listed.

11. Acceptance of Securities Guarantee and Indenture.

Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee, including the subordination provisions therein and to the provisions of the Indenture.

12. No Preemptive Rights.

The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

13. Miscellaneous.

These terms constitute a part of the Declaration.

The Sponsor will provide a copy of the Declaration or the Capital Securities Guarantee, and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

SCHEDULE B

CAPITALIZATION2

Capitalization Date:	May 31, 2009

Common Stock

Par value:	$0.01

Total Authorized:	15,000,000,000

Outstanding:	5,671,743,807[3]

Subject to warrants, options, convertible securities, etc.:	1,435,913,090

Reserved for issuance under Upper DECS Equity Units:	235,626,767

Reserved for benefit plans and other issuances:	384,156,899

Remaining authorized but unissued and unreserved:	7,272,559,437

Allocated to equity settlement of Enhanced Trust Preferred:	2,855,000,000

Remaining authorized but unissued, unreserved and unallocated:	4,417,559,437

Shares issued after Capitalization Date (other than pursuant to warrants, options, convertible securities, etc. as set forth above):	0

Preferred Stock

Par value:	$1.00

Total Authorized:	30,000,000

Outstanding (by series):

Adjustable Rate Cumulative Preferred Stock, Series Y	2,262, liquidation preference $100,000 per share

5.321% Cumulative Preferred Stock, Series YY	987, liquidation preference $1,000,000 per share

[2]	The Company may adopt a new series of preferred stock in connection with the adoption of a deferred tax assets protection rights plan.
[3]	Includes 157,507,469 shares held in treasury.

6.767% Cumulative Preferred Stock, Series YYY	2,597, liquidation preference $1,000,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series A1	137,600, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series B1	60,000, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series C1	20,000, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series D1	15,000, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series J1	9,000, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series K1	8,000, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series L2	100, liquidation preference $50,000 per share

7.0% Non-Cumulative Convertible Preferred Stock, Series N1	300, liquidation preference $50,000 per share

6.5% Non-Cumulative Convertible Preferred Stock, Series T	63,373, liquidation preference $50,000 per share

8.125% Non-Cumulative Preferred Stock, Series AA	148,600, liquidation preference $25,000 per share

8.40% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series E	240,000, liquidation preference $25,000 per share

8.50% Non-Cumulative Preferred Stock, Series F	81,600, liquidation preference $25,000 per share

Fixed Rate Cumulative Perpetual Preferred Stock, Series H	25,000, liquidation preference $1,000,000 per share

Fixed Rate Cumulative Perpetual Preferred Stock, Series I	20,000, liquidation preference $1,000,000 per share

Fixed Rate Cumulative Perpetual Preferred Stock, Series G	7,059, liquidation preference $1,000,000 per share

Total	841,478 (including 5,846 held by wholly owned subsidiaries)

Reserved for issuance:	0

Remaining authorized but unissued:	29,158,522

C-2

SCHEDULE C

REQUIRED CONSENTS, FILINGS AND APPROVALS

List any exceptions to the representation and warranty in Section 2.2(e) of the Agreement.

If none, please so indicate by checking the box: ☒.

SCHEDULE D

MATERIAL ADVERSE CHANGES

List any exceptions to the representation and warranty in Section 2.2(f) of the Agreement.

If none, please so indicate by checking the box: ☒

SCHEDULE E

PREFERRED STOCKHOLDER PROPOSALS

The Preferred Stockholder Proposals are the following proposed amendments to the Charter described below:

1.	to eliminate the requirement that dividends on outstanding shares of preferred stock be paid or declared and set apart for payment, before any dividends may be paid or declared and set apart for payment on any outstanding shares of Common Stock; and

2.	to increase the number of authorized shares of preferred stock from 30 million to 2 billion.